     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 1999


                                               SECURITIES ACT FILE NO. 333-72239
                                       INVESTMENT COMPANY ACT FILE NO. 811-08797
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]


                         PRE-EFFECTIVE AMENDMENT NO. 2                       [X]

                          POST-EFFECTIVE AMENDMENT NO.                       [ ]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [ ]

                                AMENDMENT NO. 10                             [X]

                        (Check appropriate box or boxes)
                            ------------------------
                          MERCURY GLOBAL BALANCED FUND
                    of Mercury Asset Management Funds, Inc.
               (Exact name of Registrant as specified in charter)

              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (888) 763-2260

                                JEFFREY M. PEEK
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

                                   Copies to:

Counsel for the Fund:
JOEL H. GOLDBERG, Esq.                         and
Swidler Berlin Shereff Friedman, LLP                      ROBERT E. PUTNEY, III, Esq.
919 Third Avenue                                          P.O. Box 9011
New York, New York 10022                                  Princeton, New Jersey 08543-9011

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.
                            ------------------------

    It is proposed that this filing will become effective
       [ ] immediately upon filing pursuant to paragraph (b)
       [ ] on (date) pursuant to paragraph (b)
       [ ] 60 days after filing pursuant to paragraph (a)(1)
       [ ] on (date) pursuant to paragraph (a)(1)
       [ ] 75 days after filing pursuant to paragraph (a)(2)
       [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    Mercury Asset Management Master Trust has also executed this Registration Statement.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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PROSPECTUS - APRIL 27, 1999

            Mercury Global Balanced Fund
                OF MERCURY ASSET MANAGEMENT FUNDS, INC.

            [GRAPHIC]


                THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
                KNOW BEFORE INVESTING, INCLUDING INFORMATION
                ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST
                AND KEEP IT FOR FUTURE REFERENCE.


                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.

                                  [MERCURY ASSET MANAGEMENT LOGO]

TABLE OF CONTENTS


                                                             PAGE

[FUND FACTS ICON] FUND FACTS
-----------------------------------------------------------------
About the Mercury Global Balanced Fund......................    2
Fees and Expenses...........................................    6

[ABOUT THE DETAILS ICON] ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    8
Investment Risks............................................   10
Adviser's Historical Performance Data.......................   16

[ACCOUNT CHOICES ICON] ACCOUNT CHOICES
-----------------------------------------------------------------
Pricing of Shares...........................................   22
How to Buy, Sell, Transfer and Exchange Shares..............   27
How Shares are Priced.......................................   31
Fee-Based Programs..........................................   31
Dividends, Capital Gains and Taxes..........................   32

[THE MANAGEMENT TEAM ICON] THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   34
Master/Feeder Structure.....................................   36

[TO LEARN MORE ICON] TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover


                          MERCURY GLOBAL BALANCED FUND

[FUND FACTS ICON] Fund Facts

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

BONDS -- debt obligations issued by governments, corporations and other issuers.

COMMON STOCK -- units of ownership of a corporation.

PREFERRED STOCK -- class of capital stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

CONVERTIBLE SECURITIES -- corporate securities (usually preferred stock or bonds) that are exchangeable for a fixed number of other securities (usually common stock) at a set price or formula.

MSCI WORLD INDEX -- the Morgan Stanley Capital International World Index is an unmanaged index of stock prices of developed markets located in countries throughout the world.

ABOUT THE MERCURY GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

WHAT ARE THE FUND'S OBJECTIVES?



The Fund's main objective is a combination of long-term capital growth and current income. The Fund's portfolio is managed in two segments, an equity segment and a bond segment.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


The Fund invests in a mix of stocks and high quality BONDS of issuers located in the U.S. and other developed countries. The Fund's neutral position consists of approximately 60% of its portfolio in stocks and 40% in bonds, although the Fund may vary each of these percentages up to 15% in either direction based on its view of current economic and market conditions. We cannot guarantee that the Fund will achieve its objective.


EQUITY PORTION

For the equity portion of its portfolio, the Fund invests primarily in stocks of companies located in the U.S. and other developed countries that Fund management believes are undervalued or have good prospects for earnings growth. A company's stock is considered to be undervalued when its price is less than Fund management believes it is worth. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The Fund also allocates investments to particular countries when Fund management believes, based on an evaluation of economic, political and social factors, that the country's economy presents good prospects for overall economic growth. The Fund may purchase COMMON STOCK, PREFERRED STOCK, and CONVERTIBLE SECURITIES and other instruments. The Fund may invest in securities issued by companies of all sizes but will focus mainly on medium and large companies. The Fund will only invest in companies located in countries that are included in the MSCI WORLD INDEX.

BOND PORTION


For the bond portion of its portfolio, the Fund invests primarily in bonds issued by the U.S. government and governments (including foreign states, provinces and municipalities) of other developed countries.


 2                        MERCURY GLOBAL BALANCED FUND

[FUND FACTS ICON] Fund Facts

ASSET-BACKED SECURITIES -- securities that give their holders the right to receive a portion of principal and/or interest payments made on a pool of loans, such as residential or commercial mortgage loans, or credit card debt.

STRIPPED SECURITIES -- securities that take two pieces of a debt security (principal and interest) and break them apart. The resulting two securities may be sold separately and may perform differently.


SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX -- an unmanaged index of government bond prices of developed markets located in countries throughout the world, hedged into dollars.



The Fund may also invest in bonds issued or guaranteed by agencies of the U.S. or foreign governments and supranational organizations such as the World Bank. The Fund may also invest in bonds, including convertible bonds, issued by corporations located in the U.S. or other developed countries and in ASSET-BACKED SECURITIES, including mortgage-backed securities, and in STRIPPED SECURITIES. The Fund limits its investments in bonds to those rated at least A by Moody's Investors Services, Inc., Standard & Poor's, or Fitch IBCA, Inc. or if unrated, considered by Fund management to be of comparable quality. Of these, at least 80% will be rated AA/Aa or higher, or if unrated, considered by Fund management to be of comparable quality. The Fund will only invest in securities of governmental or private issuers located in countries included in the SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX. The bond portion of the Fund's portfolio that is not denominated in U.S. dollars normally will be hedged against U.S. dollars in an effort to reduce the effect of currency fluctuations on the bond portion's performance. In selecting bonds, Fund management considers, among other things, the yield a bond provides and whether the issuer of the bond has the ability to pay the interest and repay the principal. The Fund's bond investments can have any maturity, and there are no limits on the average maturity of the bond portion of the Fund's portfolio.


The Fund invests all of its assets in a Portfolio of Mercury Asset Management Master Trust that has the same goals as the Fund. All investments will be made at the level of the Portfolio. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the underlying Portfolio it invests in. For simplicity, this Prospectus uses the term "Fund" to include the underlying Portfolio the Fund invests in.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and, therefore, the value of your Fund shares, may go up or down. If the value of the Fund's investments goes down, you may lose money. The value changes in the equity portion of the Fund's investments may occur because a particular stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. The Fund is also subject to the risk that the stocks the Fund's adviser selects will underperform the markets or other funds with similar investment objectives and investment strategies.

                          MERCURY GLOBAL BALANCED FUND                         3

[FUND FACTS ICON] Fund Facts


The bond portion of the Fund's portfolio is subject to interest rate, credit, prepayment, extension and currency risk. Interest rate risk is the risk that when interest rates go up, the value of debt instruments generally goes down. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Prepayment and extension risk relate to asset-backed securities. Prepayment risk is the risk that in periods of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. This can reduce the yield to maturity on the security, and the Fund may receive a lower interest rate when it reinvests the proceeds. Extension risk is the risk that in periods of rising interest rates, borrowers may pay what they owe on the underlying assets more slowly than anticipated. As a result, the average maturity of the Fund's portfolio will increase, thus increasing the Fund's exposure to interest rate risk. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. Although Fund management will normally seek to reduce the effects of currency fluctuations on the bond portion of the Fund's portfolio by using hedging techniques, the Fund is not required to hedge and may choose not to do so. At times, hedging instruments may not be available or cost effective. When the Fund does hedge, its techniques may not be successful.


In addition, because the Fund may invest a significant portion of its assets in non-U.S. securities, the Fund will be subject to additional risks. For example, the Fund's securities may go up or down in value depending on foreign exchange rates, political and economic developments and U.S. and foreign laws relating to foreign investment. Non-U.S. securities may also be less liquid, more volatile and harder to value than U.S. securities.

 4                        MERCURY GLOBAL BALANCED FUND

[FUND FACTS ICON] Fund Facts


WHO SHOULD INVEST?


The Fund may be an appropriate investment for you if you:

      - Are looking for both long term growth and current income, and are willing to accept less of each in seeking a balance between the two.

      - Want to diversify your holdings geographically through equity and debt investments in the U.S. and in countries outside the U.S.

      - Can tolerate the increased price volatility and currency fluctuations associated with investments in non-U.S. securities.

      - Want a professionally managed portfolio.

      - Are prepared to receive taxable short-term capital gains and ordinary income.

                          MERCURY GLOBAL BALANCED FUND                         5

[FUND FACTS ICON] Fund Facts

UNDERSTANDING EXPENSES

FUND INVESTORS PAY VARIOUS EXPENSES, EITHER DIRECTLY OR INDIRECTLY. LISTED BELOW ARE SOME OF THE MAIN TYPES OF EXPENSES, WHICH ALL MUTUAL FUNDS MAY CHARGE:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:

SHAREHOLDER FEES -- these include sales charges and redemption fees, which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

MANAGEMENT FEE -- a fee paid to the investment adviser for managing the Fund.

DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.

SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate dealers for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial consultant can help you with this decision.

THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THE DIFFERENT CLASSES OF SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.


      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
                  YOUR INVESTMENT):                         CLASS I       CLASS A     CLASS B(b)    CLASS C
------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES (AS
 A PERCENTAGE OF OFFERING PRICE)                            5.25%(c)      5.25%(c)     NONE         NONE
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 MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LOWER)                              NONE(d)       NONE(d)      4.00%(c)     1.00%(c)
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 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON DIVIDEND
 REINVESTMENTS                                              NONE          NONE         NONE         NONE
------------------------------------------------------------------------------------------------------------
 REDEMPTION FEE                                             NONE          NONE         NONE         NONE
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 EXCHANGE FEE                                               NONE          NONE         NONE         NONE
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 MAXIMUM ACCOUNT FEE                                        NONE          NONE         NONE         NONE
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)(a):
------------------------------------------------------------------------------------------------------------
 MANAGEMENT FEE(e)                                          0.60%         0.60%        0.60%        0.60%
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 DISTRIBUTION AND/OR SERVICE (12b-1) FEES(f)                NONE          0.25%        1.00%        1.00%
------------------------------------------------------------------------------------------------------------
 OTHER EXPENSES (INCLUDING TRANSFER AGENCY FEES)(g)         0.44%         0.44%        0.44%        0.44%
 ADMINISTRATIVE FEES(h)                                     0.20%         0.20%        0.20%        0.20%
                                                             -----         -----        -----        -----

 TOTAL OTHER EXPENSES                                       0.64%         0.64%        0.64%        0.64%
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TOTAL ANNUAL FUND OPERATING EXPENSES(i)                     1.24%         1.49%        2.24%        2.24%
------------------------------------------------------------------------------------------------------------


(a) The fees and expenses include the expenses of both the Fund and the Portfolio it invests in.

(b) Class B shares automatically convert to Class A shares about eight years after you buy them and will no longer be subject to distribution fees.

(c) Some investors may qualify for reductions in the sales charge (load).

(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e) Paid by the Portfolio. The investment adviser pays the sub-adviser out of this fee. The investment adviser or its affiliate provides accounting services to the Portfolio at its cost.

(f) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other materials. If you hold Class B or C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes. Class B and C shares pay a Distribution Fee of 0.75% and a Service (Account Maintenance) Fee of 0.25%. Class A shares pay only a Service (Account Maintenance) Fee of 0.25%.

(g) Based on estimated amounts for the current fiscal year. The Transfer Agent is an affiliate of the investment adviser. The Fund pays the Transfer Agent a fee for each shareholder account and reimburses it for out-of-pocket expenses. The fee ranges from $11.00 to $23.00 per account

 6                        MERCURY GLOBAL BALANCED FUND

[FUND FACTS ICON] Fund Facts

Footnotes continued from previous page

   (depending on the level of services required), but is set at 0.10% for certain accounts that participate in certain fee-based programs.

(h) Paid by the Fund. The administrator provides accounting services to the Fund at its cost.

(i) In addition, certain securities dealers may charge a fee to process a purchase or sale of shares.

EXAMPLE

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:


                         CLASS I           CLASS A           CLASS B           CLASS C
---------------------------------------------------------------------------------------
 ONE YEAR                 $645              $669             $  627             $327
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 THREE YEARS              $898              $971             $1,000             $700
---------------------------------------------------------------------------------------


Expenses if you did not redeem your shares:


                         CLASS I           CLASS A           CLASS B           CLASS C
---------------------------------------------------------------------------------------
 ONE YEAR                 $645              $669              $227              $227
---------------------------------------------------------------------------------------
 THREE YEARS              $898              $971              $700              $700
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                          MERCURY GLOBAL BALANCED FUND                         7

[ABOUT THE DETAILS ICON] About the Details


ABOUT THE PORTFOLIO MANAGEMENT TEAM -- The equity portion of the Fund's portfolio is managed by Mercury's Global Equity Team, all of whose members participate in the team's research process and stock selection. The senior investment professionals in this group include Claus Anthon, Gary Lowe, Charles Prideaux, Manraj Sekhon and Archie Struthers. Gary Lowe, head of the Global Equity Team, is primarily responsible for the day-to-day management of the equity portion of the Fund's portfolio. With guidance from Mercury's Central Strategy Group (of which he is also a member), Gary Lowe is also responsible for determining the allocation of the Fund's assets between equity securities and bonds.


The bond portion of the Fund's portfolio is managed by Mercury's Global Fixed-Income Team, all of whose members participate in the team's research process and bond selection. The senior investment professionals in this group include Sarah Jane Cawthray, Peter Geikie-Cobb, Neil Lupton, Roderick Paris and Stephen Yardley. Sarah Jane Cawthray is primarily responsible for the day-to-day management of the bond portion of the Fund's portfolio.


HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's main objective is a combination of long-term capital growth and current income. The Fund invests in a mix of stocks and high quality bonds of issuers located in the U.S. and other developed countries. The Fund's neutral position consists of approximately 60% of its portfolio in stocks and 40% in bonds, although the Fund may vary each of these percentages up to 15% in either direction based on its view of current economic and market conditions.


In selecting equity securities, the Fund emphasizes those securities that Fund management believes to be undervalued or have good prospects for earnings growth. Equity securities consist of:

      - Common Stock

      - Preferred Stock

      - Securities Convertible into Common Stock

      - Derivative securities such as options (including warrants) and futures, the value of which is based on a common stock or group of common stocks

A company's stock is considered undervalued when the stock's current price is less than Fund management believes a share of the company is worth. Fund management feels a company's worth can be assessed by several factors, such as:

      - financial resources

      - value of assets

      - sales and earnings growth

      - product development

      - quality of management

      - overall business prospects

A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The Fund also allocates investments to developed countries

8                                                   MERCURY GLOBAL BALANCED FUND

[ABOUT THE DETAILS ICON] About the Details

ABOUT THE INVESTMENT ADVISER -- Mercury Asset Management International Ltd. is the investment adviser.

that Fund management believes, based on an evaluation of economic, political and social factors, present good prospects for overall economic growth. Current income from dividends and interest will not be an important consideration in selecting equity securities. The Fund may invest in companies of any size, but tends to focus on medium and large companies.


In selecting bonds, Fund management considers, among other things, the yield a bond provides and whether the issuer of the bond has the ability to pay the interest and repay the principal. Fund management will evaluate the financial strengths and the creditworthiness of bond issuers in determining the potential risks and benefits of an investment. The Fund will choose bonds of various types, maturities and issuers based on its assessment of general market and economic conditions. The Fund limits its investments to bonds rated at least A by Moody's Investors Services, Inc., Standard & Poor's, and/or Fitch IBCA, Inc. or if unrated, considered by Fund management to be of comparable quality. Of these, at least 80% will be rated AA/Aa or higher, or if unrated, considered by Fund management to be of comparable quality. The Fund's bond investments can have any maturity, and there are no limits on the average maturity of the bond portion of the Fund's portfolio.


Bonds will include debt issued by the following types of entities:


      - U.S. government and its agencies


      - Governments (including foreign states, provinces and municipalities) in other developed countries and their agencies

      - Supranational organizations (e.g., World Bank)

      - Corporations located in the U.S. and other developed countries


The Fund may also invest in asset-backed securities, including mortgage-backed securities, and in stripped securities. That portion of the Fund's bond portfolio that is not denominated in U.S. dollars normally will be hedged into U.S. dollars in an effort to reduce the effect of currency fluctuations on the bond portion's performance. The Fund is not required to hedge and may choose not to do so.



The Fund will invest only in securities of governmental or private issuers located in countries that are included in either the MSCI World Index or the Salomon Smith Barney World Government Bond Index. The Fund will invest in part based on the Fund's evaluation of a country's economic, political and social factors.


                          MERCURY GLOBAL BALANCED FUND                         9

[ABOUT THE DETAILS ICON] About the Details

The Fund may invest in derivatives for a variety of portfolio management purposes, including to hedge (protect against price movements) or to enable it to reallocate its investments more quickly than it could by buying and selling the underlying securities.

The Fund considers an issuer to be "located" in the country where:

      - It is legally organized, or

      - The primary trading market for its securities is located, or


      - At least 50% of the company's (and its subsidiaries') non-current assets, capitalization, gross revenues or profits have been located during one of the last two fiscal years.


The Fund has no stated minimum holding period for investments, and will buy or sell securities and other assets whenever Fund management sees an appropriate opportunity. The Fund does not consider potential tax consequences to Fund shareholders when it sells assets.

The Fund will normally invest almost all of its assets as described above. The Fund may, however, invest in short-term instruments, such as money market securities and repurchase agreements, to meet redemptions. The Fund may also reduce its exposure to equity securities and longer term bonds by investing without limit in short-term investments, high quality bonds or derivatives, when the Fund believes it is advisable to do so (on a temporary defensive basis). Short-term investments and temporary defensive positions may limit the potential for growth in the value of your shares and may reduce the level of current income. Therefore, the Fund may not achieve its investment objective.

The Fund may use many different strategies in seeking its investment objectives and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in the Fund's Statement of Additional Information. If you would like to learn more about the Fund, request the Statement of Additional Information.

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals, or that the Fund's performance will be positive over any period of time.

 10                       MERCURY GLOBAL BALANCED FUND

[ABOUT THE DETAILS ICON] About the Details

STOCK MARKET RISK

Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably.

SELECTION RISK

Selection risk is the risk that the investments that Fund management selects will underperform the stock or bond market or other funds with similar investment objectives and investment strategies.

CREDIT RISK

Credit risk is the risk that the issuer will be unable to pay interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

INTEREST RATE RISK

Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund can hold bonds of any maturity. As a result, if the Fund invests a large amount in long-term bonds, the Fund's value could change significantly in response to a relatively small change in interest rates. Stripped securities may be highly sensitive to changes in interest rates.

LIQUIDITY, INFORMATION AND VALUATION RISKS

Certain securities, including securities of small companies, and "restricted securities," may be illiquid or volatile, making it difficult or impossible to sell them at the time and at the price that the Fund would like. Restricted securities have contractual or legal restrictions on their resale and include "private placement" securities that the Fund may buy directly from the issuer. Also, important information about these companies, securities or the markets in which they trade, may be inaccurate or unavailable. It may be difficult to value accurately these types of securities. Certain derivatives may be subject to these risks as well.

FOREIGN GOVERNMENT DEBT


The Fund may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies. Investments in these securities subject the Fund to the risk that a government entity may delay or refuse to pay interest or repay principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, or the relative size of its debt


                          MERCURY GLOBAL BALANCED FUND                        11

[ABOUT THE DETAILS ICON] About the Details


position to its economy. If a government entity defaults, it may ask for more time in which to pay or for further loans. There may be no bankruptcy proceeding that the Fund can use to collect payments on debt securities that a government entity has not repaid.


ASSET-BACKED SECURITIES

Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio will increase. The value of long-term securities generally changes more widely in response to changes in interest rates than shorter-term securities. Stripped asset-backed securities may be highly sensitive to changes in interest rates and rates of prepayment.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."


Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Stripped mortgage-backed securities may be highly sensitive to changes in interest rates and rates of prepayment.


 12                       MERCURY GLOBAL BALANCED FUND

[ABOUT THE DETAILS ICON] About the Details

CURRENCY HEDGING RISK

Fund management may use currency hedges in an effort to reduce the effect of currency fluctuations on the performance of the bond portion of the Fund's portfolio. The Fund's currency hedges may not be effective or cost efficient and can limit the potential for growth in the Fund's share value. There is also a risk that the desired currency hedges will not be available due to market or regulatory factors. They are also subject to the risk that the counterparty will be unable to honor its financial obligations to the Fund. The Fund is not required to hedge any part of its portfolio and may choose not to do so.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)


Certain European countries have agreed to enter into EMU in an effort to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. EMU has established a single European currency (the euro), which was introduced on January 1, 1999 and has replaced the existing national currencies of all initial EMU participants. The use of notes and coins of the relevant national currencies will be phased out by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:


      - If the transition to euro, or EMU as a whole, does not proceed as planned.

      - If a participating country withdraws from EMU.

      - If the computing, accounting and trading systems used by the Fund's service providers, or by other entities with which the Fund or its service providers do business, do not recognize the euro as a distinct currency.

OTHER FOREIGN SECURITY RISKS

      - The value of the Fund's non-U.S. holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions.

                          MERCURY GLOBAL BALANCED FUND                        13

[ABOUT THE DETAILS ICON] About the Details

      - The Fund's non-U.S. securities holdings may be adversely affected by U.S. or foreign government action.

      - International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect the Fund's non-U.S. holdings.

      - The Fund may be able to invest in certain small non-U.S. markets only by investing in another fund that in turn invests in those markets. It may cost the Fund more to buy shares of these funds than it would to buy the non-U.S. securities directly.

      - Non-U.S. markets have different clearance and settlement procedures, and in certain markets settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that the Fund's assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to dispose of a security because of these delays.

DERIVATIVES

The Fund may also use instruments referred to as "Derivatives." Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the S&P 500 or the prime lending rate). Derivatives can allow the Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments. Derivatives, however, are volatile and involve significant risks, including many of the risks described above. Derivatives may not always be available or cost efficient. If the Fund invests in derivatives, the investments may not be effective as a hedge against price movements and can limit potential for growth in Fund share value. Other risks include:

     - Credit risk -- the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

     - Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

     - Leverage risk -- the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage

 14                       MERCURY GLOBAL BALANCED FUND

[ABOUT THE DETAILS ICON] About the Details

       can result in losses that greatly exceed the amount originally invested.

     - Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

     - Index risk -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Fund may use the following types of derivative instruments: futures, forwards, options, asset-backed securities, stripped securities, indexed and inverse securities and swaps.

BORROWING AND LEVERAGE

The Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and the yield on the Fund's investments. Borrowing will cost the Fund interest expense and other fees. These costs may reduce the Fund's return.

Certain securities that the Fund buys may create leverage, including, for example, derivative securities. Like borrowing, these investments may increase the Fund's exposure to risk.

CONVERTIBLE SECURITIES

Convertible securities, including bonds and preferred stock, are convertible into common stock. As a result of the conversion feature, the interest or dividend rate on a convertible security is generally less than would be the case if the security were not convertible. The value of a convertible security will be affected both by its stated interest or dividend rate and the value of the underlying common stock. Therefore, its value will be affected by the factors that affect both debt securities (such as interest rates) and equity securities (such as stock market movements generally). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

                          MERCURY GLOBAL BALANCED FUND                        15

[ABOUT THE DETAILS ICON] About the Details

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including additional details about how it invests, please see the Statement of Additional Information.

ADVISER'S HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------


The following tables present historical performance data for all accounts that have been managed by the investment adviser's Mercury affiliates and that have substantially similar (although not necessarily identical) objectives and policies to the Fund's. These accounts have been managed using investment styles and strategies substantially similar to those to be used in managing the Fund. THESE FIGURES DO NOT REPRESENT THE PERFORMANCE OF THE FUND. The Fund is newly organized and does not yet have a performance record. The Fund's actual performance may be higher or lower, and past performance is no guarantee of future results.


The composite figures shown in the tables presented below were calculated in the following manner:

      - All of the accounts in the composite were managed by the investment adviser's Mercury affiliates. All personnel of the investment adviser and its Mercury affiliates are employed by a single holding company. Portfolio managers perform management services for accounts of various Mercury advisers, including the Fund's investment adviser, depending on the nature of each adviser's clients. The investment process, including the resources available to the portfolio managers and the supervisory review, is the same across advisers. As a practical matter, there is no significant distinction between the process used in determining the recommendations of the investment adviser and those of its Mercury affiliates.

      - The Fund's neutral asset allocation is 60% in equities and 40% in bonds. The Fund has freedom to vary the allocations up to 15% in either direction. Each of the accounts included in the composite has a neutral position of approximately 50% in equities and 50% in bonds. Over the period shown, the actual allocations were generally within the range permitted to the Fund. However, during the last two quarters of 1998, the

 16                       MERCURY GLOBAL BALANCED FUND

[ABOUT THE DETAILS ICON] About the Details

        percentage of each account's assets that was invested in equity securities was below the 45% minimum that applies to the Fund under normal market conditions. Since the returns of equity securities have historically generally been more volatile than bond returns, the Fund's returns may therefore be more volatile than those of the composite shown.


      - The accounts included in the composite are not U.S. mutual funds, and are not subject to the same rules and regulations under the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended (for example, diversification and liquidity requirements and restrictions on transactions with affiliates) as the Fund, or to the same types of expenses that the Fund will pay. These differences might have adversely affected the performance figures shown below.


      - The Fund will calculate its performance using a formula specified by the Securities and Exchange Commission. Unlike the Fund, some of the accounts in the historical composite did not value their assets on a daily basis and therefore, the Securities and Exchange Commission formula could not be used. As a result, the performance figures shown below have been calculated using a somewhat different formula known as the "Modified Dietz Method." Although both formulas produce a time weighted rate of return, the use of the Securities and Exchange Commission formula might have adversely affected the performance figures shown.

      - The composite figures have been calculated by weighting the performance of each included account by the level of the account's total assets at the beginning of each monthly or quarterly period. Accounts were added to the composite as of the first full quarter under management and excluded at the end of the last full quarter under management. The results show the performance of a single account from the second quarter of 1994 through the beginning of the fourth quarter of 1997, when a second account was added to the composite. A third account was added to the composite at the beginning of the third quarter of 1998.

      - The performance of each of the accounts in the composite may have been influenced by the level of the account's total assets.

                          MERCURY GLOBAL BALANCED FUND                        17

[ABOUT THE DETAILS ICON] About the Details

        Had an account's assets been different, its performance might have been higher or lower.

      - The accounts presented were accounted for in various base currencies other than U.S. dollars. The Fund will calculate its net asset value daily in U.S. dollars. For purposes of this presentation, the accounts' performance history was converted into U.S. dollars on at least a quarterly basis using exchange rate movements to approximate the equivalent U.S. dollar returns which might have been achieved.

      - The figures shown below represent the performance, converted to U.S. dollars, of the composite's included accounts. THEY ARE NOT THE PERFORMANCE OF THE FUND. Figures show total returns. Total return shows you how much an investment has changed in value over the stated time period and includes both capital appreciation and income. The first table reflects average annual total returns. This smooths out variations in annual performance by averaging returns over the stated period. The second table shows actual total returns for each one year period.

      - To provide you with additional information, these composite performance figures are presented two different ways. The "Gross of Fees and Charges" row reflects the composite's gross performance -- that is, performance before any deductions for fees or expenses. These figures are hypothetical and presented for information only; they do not reflect actual performance of the accounts because the accounts would have paid fees and expenses. The first table (average annual total returns) also includes a "Net of Fees and Charges" section, which reflects adjustments of the gross performance to reflect the deduction of all of the fees and expenses that the Fund and a shareholder is projected to pay as shown in the "Fees and Expenses" section at the beginning of the Prospectus. Like the gross figures, the net figures are hypothetical, because they do not reflect the actual fees and charges paid by the included accounts. The net figures assume the shareholder bought the shares at the beginning of the period and sold (redeemed) the shares at the end of the period. To the extent the Fund's expenses deviate from the projections, the "Net of Fees and Charges" figures will be inaccurate. The effect would be greater over longer periods due to compounding. The "Net of Fees and Charges" performance

 18                       MERCURY GLOBAL BALANCED FUND

[ABOUT THE DETAILS ICON] About the Details

        figures differ by class because the sales charges and account maintenance fees differ for each class of shares. The net figures shown -- that is, the performance results after all applicable deductions -- are equal to or lower than the actual net results of the included accounts.


      - Both tables include figures for two benchmark indexes (Salomon Smith Barney World Government Bond Index, hedged into dollars and MSCI World Index) and for the Lipper Global Flexible Portfolio Funds universe so that you can compare the composite's performance to the performance of the market as a whole. The MSCI World Index and Salomon Smith Barney World Government Bond Index are unmanaged indexes and do not reflect any fees or charges. The Lipper Global Flexible Portfolio Funds Average reflects advisory fees and other fees and charges, but does not reflect front-end or contingent deferred sales charges.


                          MERCURY GLOBAL BALANCED FUND                        19

[ABOUT THE DETAILS ICON] About the Details


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

THIS IS NOT THE FUND'S PERFORMANCE.

(This is the performance of other accounts managed by the investment adviser's affiliates, see above.)



                                           FOR                FOR                FOR                FOR                FOR
                                         ONE-YEAR           TWO-YEAR          THREE-YEAR         FOUR-YEAR          FIVE-YEAR
                                          PERIOD             PERIOD             PERIOD             PERIOD             PERIOD
                                          ENDED              ENDED              ENDED              ENDED              ENDED
                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                           1999               1999               1999               1999             1999(1)
---------------------------------------------------------------------------------------------------------------------------------
COMPOSITE OF SIMILAR ACCOUNTS,
RECALCULATED:
---------------------------------------------------------------------------------------------------------------------------------
NET OF FEES AND CHARGES (2):
---------------------------------------------------------------------------------------------------------------------------------
 CLASS I FEES AND CHARGES                    4.7%              12.4%              11.6%              14.6%             12.1%
---------------------------------------------------------------------------------------------------------------------------------
 CLASS A FEES AND CHARGES                    4.4               12.1               11.3               14.4              11.8
---------------------------------------------------------------------------------------------------------------------------------
 CLASS B  FEES AND CHARGES                   5.4               12.6               11.7               14.5              11.9
---------------------------------------------------------------------------------------------------------------------------------
 CLASS C  FEES AND CHARGES                   8.4               14.3               12.5               15.0              12.2
---------------------------------------------------------------------------------------------------------------------------------
GROSS OF FEES AND CHARGES (3):              11.8               16.9               15.1               17.6              14.7
---------------------------------------------------------------------------------------------------------------------------------
MSCI WORLD INDEX (4):                       12.6               21.9               17.6               18.2              16.4
---------------------------------------------------------------------------------------------------------------------------------
SALOMON SMITH BARNEY WORLD
GOVERNMENT BOND INDEX (HEDGED INTO
DOLLARS) (5):                                9.2               10.9               10.4               11.0               9.6
---------------------------------------------------------------------------------------------------------------------------------
LIPPER GLOBAL FLEXIBLE PORTFOLIO
FUNDS AVERAGE (DOES NOT INCLUDE
SALES CHARGES) (6):                          2.9               11.3               11.2               12.8              11.2
---------------------------------------------------------------------------------------------------------------------------------



(1) The investment adviser's affiliates first began managing accounts with substantially similar objectives and policies to those of the Fund on March 31, 1994.


(2) Reflects the reinvestment of dividends and distributions, and the deduction of all fees and expenses that the Fund and a shareholder are projected to pay (including the maximum front-end sales charges paid when purchasing shares, or the maximum deferred sales charge paid upon redeeming shares at the end of each period shown). To the extent the Fund's expenses deviate from the projections, the "Net of Fees and Charges" figures will be inaccurate. The effect would be greater over longer periods due to compounding.

(3) Does not reflect the deduction of any fees, charges or expenses other than certain brokerage commissions. These figures are hypothetical and presented for information only; they do not reflect actual performance of the accounts because the accounts would have paid fees and expenses.


(4) An unmanaged geographically diversified index of stock prices of developed markets located in countries throughout the world. No sales charges, 12b-1 fees or advisory fees, and no other expenses (e.g., custody or brokerage fees) are reflected in the total returns of the index. Index returns reflect reinvestment of net dividends and distributions.



(5) An unmanaged geographically diversified index of government bond prices of developed markets located in countries throughout the world, hedged into dollars. The portion of the Fund's bond portfolio that is not denominated in U.S. dollars normally will be hedged into U.S. dollars. No sales charges, 12b-1 fees or advisory fees, and no other expenses (e.g., custody or brokerage fees) are reflected in the total returns of the index. Index returns reflect reinvestment of net dividends and distributions.


(6) An average of the performance of other U.S. investment companies that allocate investments across various asset classes, including both domestic and foreign stocks, bonds, money market instruments and gold, with a focus on total return. At least 25% of a company's portfolio is invested in securities traded outside the United States. The average does not reflect front-end or contingent deferred sales charges that might be paid by an investor in a fund included in the average, but does include 12b-1 fees, advisory fees and other expenses. The average also reflects reinvestment of dividends and distributions.

 20                       MERCURY GLOBAL BALANCED FUND

[ABOUT THE DETAILS ICON] About the Details


TOTAL RETURNS ON AN ANNUAL BASIS
--------------------------------------------------------------------------------

THIS IS NOT THE FUND'S PERFORMANCE.

(This is the performance of other accounts managed by the investment adviser's affiliates, see above.)



                                               FOR THE
                                            THREE MONTHS
                                                ENDED
                                              MARCH 31,         FOR EACH YEAR ENDED DECEMBER 31,
                                                1999        1998     1997    1996    1995    1994(1)
----------------------------------------------------------------------------------------------------
COMPOSITE OF SIMILAR ACCOUNTS,
RECALCULATED: GROSS OF FEES AND CHARGES
(2):                                             3.6%        17.3%    14.6%   15.3%   22.5%     1.0%
----------------------------------------------------------------------------------------------------
MSCI WORLD INDEX (3):                            3.6         24.3     15.8    13.5    20.7      4.4
----------------------------------------------------------------------------------------------------
SALOMON SMITH BARNEY WORLD GOVERNMENT BOND
INDEX (HEDGED INTO DOLLARS) (4):                 0.8         11.0     10.6     8.7    18.1     (0.6)
----------------------------------------------------------------------------------------------------
LIPPER GLOBAL FLEXIBLE PORTFOLIO FUNDS
AVERAGE (DOES NOT INCLUDE SALES CHARGES)
(5):                                             1.4         10.7     11.7    13.7    17.9     (0.6)
----------------------------------------------------------------------------------------------------



(1) The investment adviser's affiliates first began managing accounts with substantially similar objectives and policies to those of the Fund on March 31, 1994.


(2) Reflects the reinvestment of dividends and distributions. Does not reflect the deduction of any fees, charges or expenses, other than certain brokerage commissions. These figures are hypothetical and presented for information only; they do not reflect actual performance of the accounts because the accounts would have paid fees and expenses. If these fees and expenses were included, the performance figures would be lower.


(3) An unmanaged geographically diversified index of stock prices of developed markets located in countries throughout the world. No sales charges, 12b-1 fees or advisory fees, and no other expenses (e.g., custody or brokerage fees) are reflected in the total returns of the index. Index returns reflect reinvestment of net dividends and distributions.



(4) An unmanaged geographically diversified index of government bond prices of developed markets located in countries throughout the world, hedged into dollars. The portion of the Fund's bond portfolio that is not denominated in U.S. dollars normally will be hedged into U.S. dollars. No sales charges, 12b-1 fees or advisory fees, and no other expenses (e.g., custody or brokerage fees) are reflected in the total returns of the index. Index returns reflect reinvestment of net dividends and distributions.


(5) An average of the performance of other U.S. investment companies that allocate investments across various asset classes, including both domestic and foreign stocks, bonds, money market instruments and gold, with a focus on total return. At least 25% of a company's portfolio is invested in securities traded outside the United States. The average does not reflect front-end or contingent deferred sales charges that might be paid by an investor in a fund included in the average, but does include 12b-1 fees, advisory fees and other expenses. The average also reflects reinvestment of dividends and distributions.

                          MERCURY GLOBAL BALANCED FUND                        21

[ACCOUNT CHOICES ICON] Account Choices

PRICING OF SHARES
--------------------------------------------------------------------------------

The Fund offers four classes of shares, each with its own sales charge and expense structure allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. The class of shares you should choose will be affected by the size of your investment and how long you plan to hold your shares. Your financial consultant can help you determine which pricing option is best suited to your personal financial goals.

For example, if you select Class I or A shares, you generally pay a sales charge at the time of purchase. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.


The Fund's shares are distributed by Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.


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[ACCOUNT CHOICES ICON] Account Choices

To better understand the pricing of the Fund's shares, we have summarized the information below:

                               CLASS I                   CLASS A                   CLASS B                  CLASS C
---------------------------------------------------------------------------------------------------------------------------
AVAILABILITY?          LIMITED TO CERTAIN        GENERALLY AVAILABLE       GENERALLY AVAILABLE      GENERALLY AVAILABLE
                       INVESTORS INCLUDING:      THROUGH SELECTED          THROUGH SELECTED         THROUGH SELECTED
                       - Current Class I         SECURITIES DEALERS.       SECURITIES DEALERS.      SECURITIES DEALERS.
                         shareholders
                       - Certain Retirement
                         Plans
                       - Participants of
                         certain sponsored
                         programs
                       - Certain affiliates of
                         selected securities
                         dealers
---------------------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE?  YES. PAYABLE AT TIME OF   YES. PAYABLE AT TIME OF   NO. ENTIRE PURCHASE      NO. ENTIRE PURCHASE
                       PURCHASE. LOWER SALES     PURCHASE. LOWER SALES     PRICE IS INVESTED IN     PRICE IS INVESTED IN
                       CHARGES AVAILABLE FOR     CHARGES AVAILABLE FOR     SHARES OF THE FUND.      SHARES OF THE FUND.
                       CERTAIN LARGER            CERTAIN LARGER
                       INVESTMENTS.              INVESTMENTS.
---------------------------------------------------------------------------------------------------------------------------
DEFERRED SALES         NO. (MAY BE CHARGED FOR   NO. (MAY BE CHARGED FOR   YES. PAYABLE IF YOU      YES. PAYABLE IF YOU
CHARGE?                PURCHASES OVER $1         PURCHASES OVER $1         REDEEM WITHIN SIX YEARS  REDEEM WITHIN ONE YEAR
                       MILLION THAT ARE          MILLION THAT ARE          OF PURCHASE.             OF PURCHASE.
                       REDEEMED WITHIN ONE       REDEEMED WITHIN ONE
                       YEAR.)                    YEAR.)
---------------------------------------------------------------------------------------------------------------------------
ACCOUNT MAINTENANCE    NO.                       0.25% ACCOUNT             0.25% ACCOUNT            0.25% ACCOUNT
AND DISTRIBUTION                                 MAINTENANCE FEE. NO       MAINTENANCE FEE. 0.75%   MAINTENANCE FEE. 0.75%
FEES?                                            DISTRIBUTION FEE.         DISTRIBUTION FEE.        DISTRIBUTION FEE.
---------------------------------------------------------------------------------------------------------------------------
CONVERSION TO CLASS A  NO.                       NO.                       YES, AUTOMATICALLY       NO.
SHARES?                                                                    AFTER APPROXIMATELY 8
                                                                           YEARS.
---------------------------------------------------------------------------------------------------------------------------

                          MERCURY GLOBAL BALANCED FUND                        23

[ACCOUNT CHOICES ICON] Account Choices

RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS I AND A SHARES -- INITIAL SALES CHARGE OPTIONS


If you select Class I or A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.


                                                                           DEALER
                                                                        COMPENSATION
                                AS A % OF            AS A % OF            AS A % OF
     YOUR INVESTMENT         OFFERING PRICE      YOUR INVESTMENT*      OFFERING PRICE
---------------------------------------------------------------------------------------
 LESS THAN $25,000                5.25%                5.54%                5.00%
---------------------------------------------------------------------------------------
 $25,000 BUT LESS THAN
 $50,000                          4.75%                4.99%                4.50%
---------------------------------------------------------------------------------------
 $50,000 BUT LESS THAN
 $100,000                         4.00%                4.17%                3.75%
---------------------------------------------------------------------------------------
 $100,000 BUT LESS THAN
 $250,000                         3.00%                3.09%                2.75%
---------------------------------------------------------------------------------------
 $250,000 BUT LESS THAN
 $1,000,000                       2.00%                2.04%                1.80%
---------------------------------------------------------------------------------------
 $1,000,000 AND OVER**            0.00%                0.00%                0.00%
---------------------------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.

** If you invest $1,000,000 or more in Class I or A shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends or distributions.

A reduced or waived sales charge on a purchase of Class I or A shares may apply for:

      - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT.

      - Certain trusts managed by banks, thrifts or trust companies including those affiliated with Mercury or its affiliates.

      - Certain employer-sponsored retirement or savings plans.

      - Certain investors, including directors of mutual funds sponsored by Mercury or its affiliates, employees of Mercury and its affiliates, and employees of selected dealers.

 24                       MERCURY GLOBAL BALANCED FUND

[ACCOUNT CHOICES ICON] Account Choices

      - Certain fee-based programs managed by Mercury or its affiliates.

      - Certain fee-based programs managed by selected dealers that have an agreement with Mercury.

      - Purchases through certain financial advisers that meet and adhere to standards established by Mercury.

Only certain investors are eligible to buy Class I shares, including existing Class I shareholders of the Fund, certain retirement plans and participants in certain programs sponsored by Mercury or its affiliates. Your financial consultant can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to an account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant or the Fund's Transfer Agent at 1-888-763-2260.

CLASS B AND C SHARES -- DEFERRED SALES CHARGE OPTIONS


If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under a distribution plan that the Fund has adopted under Rule 12b-1 under the Investment Company Act of 1940. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant or other dealer who assists you in your decision to purchase Fund shares.


                          MERCURY GLOBAL BALANCED FUND                        25

[ACCOUNT CHOICES ICON] Account Choices

CLASS B SHARES

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

 YEAR SINCE PURCHASE     Sales Charge*
----------------------------------------
 0 - 1                  4.00%
----------------------------------------
 1 - 2                  4.00%
----------------------------------------
 2 - 3                  3.00%
----------------------------------------
 3 - 4                  3.00%
----------------------------------------
 4 - 5                  2.00%
----------------------------------------
 5 - 6                  1.00%
----------------------------------------
 6 AND AFTER            0.00%
----------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired by dividend or capital gain reinvestment are not subject to a deferred sales charge. Mercury funds may not all have identical deferred sales charge schedules. In the event of an exchange for the shares of another Mercury fund, the higher charge, if any, would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

      - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

      - Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.

      - Redemption in connection with participation in certain fee-based programs managed by Mercury or its affiliates.

      - Redemption in connection with participation in certain fee-based programs managed by selected dealers that have agreements with Mercury.

      - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

 26                       MERCURY GLOBAL BALANCED FUND

[ACCOUNT CHOICES ICON] Account Choices

      - Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established.

Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. In any event, the length of time that you hold the original and exchanged Class B shares in both funds will count toward the conversion schedule.

The conversion schedule may be modified in certain other cases as well.

CLASS C SHARES

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares may be reduced or waived in connection with certain fee-based programs.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through certain securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial consultant may help you with this decision. The Fund does not issue share certificates.

                          MERCURY GLOBAL BALANCED FUND                        27

[ACCOUNT CHOICES ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
BUY SHARES             First, select the share class        Please refer to the pricing of shares table on page 23. Be
                       appropriate for you                  sure to read this Prospectus carefully.
                       -------------------------------------------------------------------------------------------------
                       Next, determine the amount of        The minimum initial investment for the Fund is $1,000 for
                       your investment                      all accounts except:
                                                            - $500 for certain fee-based programs
                                                            - $100 for retirement plans

                                                            (The minimums for initial investments may be waived or
                                                            reduced under certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Have your financial consultant       The price of your shares is based on the next calculation of
                       or securities dealer submit          net asset value after your order is placed. Any purchase
                       your purchase order                  orders placed within fifteen minutes after the close of
                                                            business on the New York Stock Exchange will be priced at
                                                            the net asset value determined that day.

                                                            Purchase orders received after that time will be priced at the net asset value determined on the next business day. The
                                                            Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain securities dealers may charge a fee to process a purchase. For example, the fee
                                                            charged by Merrill Lynch, Pierce, Fenner & Smith
                                                            Incorporated is currently $5.35. The fees charged by other securities dealers may be higher or lower.
                       -------------------------------------------------------------------------------------------------
                       Or contact the Transfer Agent        Instead of purchasing through a financial consultant or
                                                            securities dealer, you can purchase shares of the Fund by
                                                            calling the Transfer Agent to request an application and
                                                            mailing a purchase order directly to the Transfer Agent at the address on the inside back cover of this Prospectus.
------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR            Purchase additional shares           The minimum investment for additional purchases is $100 for
INVESTMENT                                                  all accounts except:
                                                            - $50 for certain fee-based programs
                                                            - $1 for retirement plans

                                                            (The minimums for additional purchases may be waived under certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Acquire additional shares            All dividends and capital gains distributions are
                       through the automatic dividend       automatically reinvested without a sales charge.
                       reinvestment plan
                       -------------------------------------------------------------------------------------------------
                       Participate in the automatic         You may automatically invest a specific amount in the Fund
                       investment plan                      on a periodic basis through your securities dealer:
                                                            - The current minimum for such automatic investments is $50.
                                                              The minimum may be waived or revised under certain
                                                              circumstances.
------------------------------------------------------------------------------------------------------------------------

 28                       MERCURY GLOBAL BALANCED FUND

[ACCOUNT CHOICES ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a participating          To transfer your shares of the Fund to another securities
ANOTHER SECURITIES     securities dealer                    dealer, authorized dealer agreements must be in place
DEALER                                                      between the Distributor and the transferring securities
                                                            dealer and the Distributor and the receiving securities
                                                            dealer. All shareholder services will be available for all transferred shares. All future trading of these shares must be coordinated by the receiving securities dealer.
                       -------------------------------------------------------------------------------------------------
                       Transfer to a non-participating      You cannot transfer your shares of the Fund to a securities
                       securities dealer                    dealer that does not have an authorized dealer agreement
                                                            with the Distributor.
                                                            You must either:
                                                            - Transfer your shares to an account with the Transfer
                                                              Agent; or
                                                            - Sell your shares.
------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES       Have your financial consultant       The price of your shares is based on the next calculation of
                       or securities dealer submit          net asset value after your order is placed. For your
                       your sales order                     redemption request to be priced at the net asset value on
                                                            the day of your request, you must submit your request to
                                                            your dealer within fifteen minutes after that day's close of business on the New York Stock Exchange (the New York Stock
                                                            Exchange generally closes at 4:00 p.m. Eastern time). Any
                                                            redemption request placed after that time will be priced at the net asset value at the close of business on the next
                                                            business day. Dealers must submit redemption requests to the
                                                            Fund not more than thirty minutes after the close of
                                                            business on the New York Stock Exchange on the day the
                                                            request was received.

                                                            Certain securities dealers may charge a fee to process a
                                                            sale of shares. For example, the fee charged by Merrill
                                                            Lynch, Pierce, Fenner & Smith Incorporated is currently
                                                            $5.35. The fees charged by other securities dealers may be higher or lower.

                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.
                       -------------------------------------------------------------------------------------------------
                       Sell through the Transfer Agent      You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must
                                                            sign the letter and signatures must be guaranteed. Depending on the type of account and/or type of distribution, certain additional documentation may be required. The Transfer Agent will normally mail sale proceeds within seven days following receipt of a properly completed request. If you make a sales order request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed
                                                            ten days.
------------------------------------------------------------------------------------------------------------------------

                          MERCURY GLOBAL BALANCED FUND                        29

[ACCOUNT CHOICES ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
SELL SHARES            Participate in the Fund's            You can generally arrange through your selected dealer for
SYSTEMATICALLY         Systematic Redemption Program        systematic sales of shares of a fixed dollar amount on a
                                                            monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. You must have dividends and other distributions automatically reinvested. For Class B
                                                            and C shares your total annual withdrawals cannot be more
                                                            than 10% of the value of your shares at the time the Program is established. The deferred sales charge is waived for
                                                            systematic sales of shares. Ask your financial consultant
                                                            for details.
------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR          Select the fund into which you       You can exchange your shares of the Fund for shares of other
SHARES                 want to exchange. Be sure to         Mercury mutual funds or for shares of the Summit Cash
                       read that fund's prospectus          Reserves Fund. You must have held the shares used in the
                                                            exchange for at least 15 calendar days before you can
                                                            exchange to another fund.

                                                            Each class of Fund shares is generally exchangeable for
                                                            shares of the same class of another Mercury fund. If you own
                                                            Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit. Class B or
                                                            Class C shares can be exchanged for Class B shares of
                                                            Summit.

                                                            Some of the Mercury mutual funds may impose a different
                                                            initial or deferred sales charge schedule. If you exchange
                                                            Class I or Class A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be
                                                            charged the difference at the time of exchange. If you
                                                            exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher
                                                            schedule will apply. The time you hold Class B or Class C
                                                            shares in both funds will count when determining your
                                                            holding period for calculating a deferred sales charge at
                                                            redemption. Your time in both funds will also count when
                                                            determining the holding period for a conversion from Class B to Class A shares.

                                                            Although there is currently no limit on the number of
                                                            exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------

 30                       MERCURY GLOBAL BALANCED FUND

[ACCOUNT CHOICES ICON] Account Choices

NET ASSET VALUE -- the market value in U.S. dollars of a Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Net asset value is generally calculated by valuing each security or other asset at its closing price for the day. Many of the Fund's investments are traded on non-U.S. securities exchanges that close many hours before the New York Stock Exchange. Events that could affect securities prices that occur between these times normally are not reflected in the Fund's net asset value. Non-U.S. securities sometimes trade on days that the New York Stock Exchange is closed. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Generally, Class I shares will have the highest net asset value, because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.

FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Mercury or an affiliate of Mercury, or by selected dealers that have an agreement with Mercury, you may be able to buy Class I shares at net asset value, including through exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

                          MERCURY GLOBAL BALANCED FUND                        31

[ACCOUNT CHOICES ICON] Account Choices

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into Summit. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant or your selected dealer.

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer that has an agreement with the Fund, contact your financial consultant about which option you would like. If your account is with the Transfer Agent, and you would like to receive dividends in cash, contact the Transfer Agent.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains dividends received by individuals are generally taxed at different rates than ordinary income dividends.

 32                       MERCURY GLOBAL BALANCED FUND

[ACCOUNT CHOICES ICON] Account Choices

"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend or distribution. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Before investing you may want to consult your tax advisor.


In some years (when over 50% of the Fund's assets consist of foreign securities at its fiscal year end), the Fund intends to make an election that results in your being able to claim your share of foreign taxes paid by the Fund as a deduction or foreign tax credit on your personal income tax return. The amount of such taxes will also be reported to you as income from the Fund.


If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

                          MERCURY GLOBAL BALANCED FUND                        33

[THE MANAGEMENT TEAM ICON] The Management Team

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Asset Management International Ltd. manages the underlying Portfolio's investments under the overall supervision of the Board of Trustees of the Mercury Asset Management Master Trust. The investment adviser and its affiliates have the responsibility for making all investment decisions for the Fund.

The equity portion of the Fund's portfolio is managed by Mercury's Global Equity Team, all of whose members participate in the team's research process and stock selection. The senior investment professionals in this group, which has managed the equity portion of the Fund's portfolio since the Fund started operations, include:


Gary Lowe, Director of Mercury Asset Management, has been employed as an investment professional by the investment adviser or its Mercury affiliates since 1992. Mr. Lowe, head of the Global Equity Team, is primarily responsible for the day-to-day management of the equity portion of the Fund's portfolio. With guidance from Mercury's Central Strategy Group (of which he is also a member), Mr. Lowe is also responsible for determining the allocation of the Fund's assets between equity securities and bonds.



Claus Anthon, Director of Mercury Asset Management, has been employed as an investment professional by the investment adviser or its Mercury affiliates since 1982.



Charles Prideaux, Director of Mercury Asset Management, has been employed as an investment professional by the investment adviser or its Mercury affiliates since 1988.



Manraj Sekhon has been employed as an investment professional by the investment adviser or its Mercury affiliates since 1994.



Archie Struthers has been employed as an investment professional by the investment adviser or its Mercury affiliates since 1995. Mr. Struthers attended Edinburgh University from 1991 until 1995.


The bond portion of the Fund's portfolio is managed by Mercury's Global Fixed-Income Team, all of whose members participate in the team's research process and bond selection. The senior investment professionals in this group, which has managed the bond portion of the Fund's portfolio since the Fund started operations, include:

 34                       MERCURY GLOBAL BALANCED FUND

[THE MANAGEMENT TEAM ICON] The Management Team

Sarah Jane Cawthray, Director of Mercury Asset Management, has been employed as an investment professional by the investment adviser or its Mercury affiliates since 1985. Ms. Cawthray is primarily responsible for the day-to-day management of the bond portion of the Fund's portfolio.

Peter Geikie-Cobb, Director of Mercury Asset Management, has been employed as an investment professional by the investment adviser or its Mercury affiliates since 1992.

Neil Lupton, Director of Mercury Asset Management, has been employed as an investment professional by the investment adviser or its Mercury affiliates since 1990.


Roderick Paris, Director of Mercury Asset Management, has been employed as an investment professional by the investment adviser or its Mercury affiliates since 1984.



Stephen Yardley, Director of Mercury Asset Management, has been employed as an investment professional by the investment adviser or its affiliates since 1992.



Mercury and its affiliates manage portfolios with over $515 billion in assets (as of March 1999) for individuals and institutions seeking investments worldwide. This amount includes assets managed for its affiliates. The advisory agreement between the Trust and the investment adviser gives the investment adviser the responsibility for making all investment decisions.


The investment adviser is paid at the rate of 0.60% of the Portfolio's average daily net assets.


Fund Asset Management, L.P., an affiliate of Mercury, may manage all or a portion of the Fund's daily cash assets, to the extent not managed by Mercury. The Fund does not pay any incremental fee for this service, although Mercury may make payments to Fund Asset Management, L.P. See "Fees and Expenses" under "Fund Facts" for information about the fees paid to Mercury Asset Management and its affiliates.


The Fund does not have an investment adviser, since the Fund's assets will be invested in its corresponding Portfolio. Fund Asset Management, L.P. provides administrative services to the Fund.

                          MERCURY GLOBAL BALANCED FUND                        35

[THE MANAGEMENT TEAM ICON] The Management Team

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Fund seeks to achieve its investment objectives by investing all its assets in the corresponding Portfolio of the Mercury Asset Management Master Trust. Investors in the Fund will acquire an indirect interest in the underlying Portfolio.

Other "feeder" funds may also invest in the "master" Portfolio. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

The Fund may withdraw from the Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Portfolio.

Whenever the Portfolio holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders.

A NOTE ABOUT YEAR 2000


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by Fund management or other Fund service providers do not properly address this problem before January 1, 2000. Fund management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the administrator that they also expect to resolve the Year 2000 Problem, and the administrator will continue to monitor the situation as the year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Fund invests. This negative impact may be greater for companies in foreign markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.


 36                       MERCURY GLOBAL BALANCED FUND

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                          MERCURY GLOBAL BALANCED FUND

                      [This page intentionally left blank]

                          MERCURY GLOBAL BALANCED FUND

The Management Team
THE MANAGEMENT TEAM ICON


FUND
Mercury Global Balanced Fund
of Mercury Asset Management Funds, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(888-763-2260)
INVESTMENT ADVISER
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR AND SUB-ADVISER
Fund Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
TRANSFER AGENT
Financial Data Services, Inc.
P.O. Box 44062
Jacksonville, Florida 32232-4062
(888-763-2260)
INDEPENDENT AUDITORS
Deloitte & Touche LLP
117 Campus Drive
Princeton, New Jersey 08540-6400
DISTRIBUTOR
Mercury Funds Distributor, a division of Princeton Funds Distributor,
Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
COUNSEL
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, New York 10022

                          MERCURY GLOBAL BALANCED FUND

         [TO LEARN       To Learn More
              MORE
             ICON]

                                          Mercury Global Balanced Fund
                                          OF MERCURY ASSET MANAGEMENT FUNDS,
                                          INC.
                                          [PICTURE]

                                          PROSPECTUS - April 27, 1999


                                                    [MERRILL LYNCH LOGO]

SHAREHOLDER REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.

If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial consultant or, if none, write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or the Transfer Agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL INFORMATION
The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 44062, Jacksonville, Florida 32232-4062 or by calling 1-888-763-2260.
Contact your financial consultant or the Fund at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions. Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION CONTAINED IN THIS PROSPECTUS.
Investment Company Act File #811-08797.


CODE # 19054-0499

(C) Mercury Asset Management International Ltd.

                      STATEMENT OF ADDITIONAL INFORMATION


                          MERCURY GLOBAL BALANCED FUND
                    of Mercury Asset Management Funds, Inc.

                P.O. Box 9011, Princeton, New Jersey 08543-9011
                            Phone No. (888) 763-2260

                            ------------------------

     Mercury Global Balanced Fund (the "Fund") is a series of Mercury Asset Management Funds, Inc. (the "Corporation" or "Mercury"). The Fund is an open-end diversified investment company (commonly known as a mutual fund). The investment objective of the Fund is a combination of long-term capital growth and current income. The Fund seeks to achieve this objective through investments in a mix of stocks and high quality bonds of issuers located in the U.S. and other developed countries. The Fund will seek to achieve its investment objective by investing all of its assets in Mercury Master Global Balanced Portfolio (the "Portfolio"), which is the portfolio of Mercury Asset Management Master Trust (the "Trust") that has the same investment objective as the Fund. The Fund's investment experience will correspond directly to the investment experience of the Portfolio. There can be no assurance that the investment objective of the Fund will be achieved.

     The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. This permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. The Fund's distributor is Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.

                            ------------------------


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated April 27, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 888-763-2260 or your financial consultant, or by writing to the address listed above. This Statement of Additional Information incorporates by reference the Prospectus.


       MERCURY ASSET MANAGEMENT INTERNATIONAL LTD. -- INVESTMENT ADVISER
                    MERCURY FUNDS DISTRIBUTOR -- DISTRIBUTOR

                            ------------------------


    The date of this Statement of Additional Information is April 27, 1999.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................    2
  Investment Restrictions...................................   11
Management of the Fund......................................   13
  Directors and Officers....................................   13
  Compensation of Directors/Trustees........................   14
  Administration Arrangements...............................   15
  Management and Advisory Arrangements......................   16
  Code of Ethics............................................   17
Purchase of Shares..........................................   17
  Initial Sales Charge Alternatives -- Class I and Class A
     Shares.................................................   18
  Reduced Initial Sales Charges.............................   18
  Distribution Plans........................................   20
  Limitations on the Payment of Deferred Sales Charges......   21
Redemption of Shares........................................   22
  Redemption................................................   22
  Repurchase................................................   22
  Reinstatement Privilege -- Class I and Class A Shares.....   23
  Deferred Sales Charges -- Class B and Class C Shares......   23
Portfolio Transactions and Brokerage........................   24
Determination of Net Asset Value............................   26
Shareholder Services........................................   27
  Investment Account........................................   27
  Automatic Investment Plan.................................   28
  Automatic Dividend Reinvestment Plan......................   28
  Systematic Redemption Program.............................   28
  Retirement Plans..........................................   29
  Exchange Privilege........................................   29
  Fee-Based Programs........................................   30
Dividends and Taxes.........................................   31
  Dividends.................................................   31
  Taxes.....................................................   31
  Tax Treatment of Options and Futures Transactions.........   33
  Other Tax Matters.........................................   34
Performance Data............................................   34
General Information.........................................   35
  Description of Shares.....................................   35
  Computation of Offering Price Per Share...................   36
  Independent Auditors......................................   36
  Custodian.................................................   36
  Transfer Agent............................................   36
  Legal Counsel.............................................   37
  Reports to Shareholders...................................   37
  Additional Information....................................   37
Appendix A..................................................  A-1
Appendix B..................................................  B-1

                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objective of the Fund is a combination of long-term capital growth and current income. This is a fundamental policy and cannot be changed without shareholder approval. The Fund tries to achieve its goal by investing in a mix of stocks and high quality bonds of issuers located in the U.S. and other developed countries. The Fund's neutral position consists of approximately 60% of its portfolio in stocks and 40% in bonds, although the Fund may vary each of these percentages up to 15% in either direction based on its view of current economic and market conditions. Reference is made to "How the Fund Invests" in the Prospectus for a discussion of the investment objective and policies of the Fund.


     The Fund will seek to achieve its investment objective by investing all of its assets in the Portfolio, which is a portfolio of the Trust that has the same investment objective as the Fund. The Fund's investment experience and results will correspond directly to the investment experience of the Portfolio. Thus, all investments will be made at the level of the Portfolio. For simplicity, however, with respect to investment objective, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term "Fund" to include the underlying Portfolio in which the Fund invests. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's and the Portfolio's investment objective and policies. There can be no guarantee that the Fund's investment objective will be achieved.


     The equity portion of the Fund's portfolio will invest only in companies located in countries that comprise the MSCI World Index. As of the date of this Statement of Additional Information, the countries that comprise the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The bond portion will invest only in securities of governmental or private issuers located in countries that comprise the Salomon Smith Barney World Government Bond Index. As of the date of this Statement of Additional Information, the countries that comprise the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The composition of both indices is subject to change.


     For purposes of the Fund's policy to invest in the U.S. and other developed countries, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may also consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country. The Fund also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.

     While it is the policy of the Fund generally not to engage in trading for short-term gains, Mercury Asset Management International Ltd. ("Mercury International" or the "Investment Adviser") will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions.

     The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on non-U.S. investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective or fundamental policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Under present conditions, the Investment

Adviser does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

     The Fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. However, they would generally be subject to the same risks as the securities into which they may be converted (as more fully described in the Prospectus and below). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States, and therefore, there may be no correlation between such information and the market value of such securities.

     The Fund's investment objective and policies are described in "How the Fund Invests" in the Prospectus. Certain types of securities in which the Fund may invest and certain investment practices that the Fund may employ are discussed more fully below.

     International Investing. International investments involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other U.S. or non-U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial and social factors. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments that could affect investment in those countries. In addition, certain non-U.S. investments may be subject to non-U.S. withholding taxes. As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU establishes a single common European currency (the "euro") that was introduced on January 1, 1999 and has replaced the existing national currencies of all EMU participants. The use of notes and coins of the relevant national currencies will be phased out by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were or are being redenominated in the euro, and thereafter, will be listed, traded, and make dividend and other payments only in euros.

     No assurance can be given that EMU will proceed as planned, that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities that have been redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

     Many of the securities held by the Fund will not be registered in the U.S. with the Securities and Exchange Commission nor will the issuers thereof be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about a non-U.S. company than about a U.S. company, and non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

     Non-U.S. financial markets, while generally growing in trading volume, typically have substantially less volume than U.S. markets, and securities of many non-U.S. companies are less liquid and their prices more volatile than securities of comparable domestic companies. The non-U.S. markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on non-U.S. securities exchanges are generally higher than in the United States. In some non-U.S. countries there is less governmental supervision and regulation of exchanges, brokers and issuers than there is in the United States.

     A number of non-U.S. countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively-traded securities. The Investment Company Act limits the Fund's ability to invest in any equity security of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities" as defined by the rules thereunder. These provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

     As described above, the Fund may invest outside the U.S. The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation or negative correlation in movements of these securities markets occurs, it may reduce risk for the Fund's portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates, where the different markets are denominated in different currencies. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.


     Debt Securities. The Fund may hold convertible and non-convertible debt securities, and preferred securities. The Fund may hold debt securities in the following classes: U.S. Treasury and agency securities, U.S. corporate bonds, foreign corporate bonds, foreign sovereign debt (debt securities issued or guaranteed by foreign governments and governmental agencies), supranational debt (debt securities issued by entities, such as the World Bank, constituted by the governments of several countries to promote economic development), asset-backed securities, including mortgage-backed securities, and stripped securities. These debt securities may have any maturity. The Fund limits its investments to bonds rated at least A by Moody's Investors Services, Inc., Standard & Poor's and/or Fitch IBCA, Inc. or if unrated, considered by Fund management to be of comparable quality. Of these, at least 80% will be rated AA/Aa or higher, or if unrated, considered by Fund management to be of comparable quality. The Investment Adviser considers ratings as one of several factors in its independent credit analysis of issuers.


     Debt securities are subject to interest rate and credit risk. Interest rate risk is the risk that when interest rates go up, the value of debt instruments generally goes down. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

     Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.


     The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.


     In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.


     Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to a convertible security denominated in a currency different from that of the underlying equity security, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.



     Apart from currency considerations, the value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.


     Sovereign Debt. The Fund may invest a significant portion of its assets in debt obligations ("sovereign debt") issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) of developed countries or their agencies and instrumentalities ("governmental entities"). Investment in sovereign debt involves a high degree of risk that the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. In certain countries, governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal of interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.


     Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There may be no bankruptcy proceeding by which sovereign debt on which a governmental entity has defaulted may be collected in whole or in part.

     The Fund may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. Government. The Fund may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. "Agency" securities may not be backed by the "full faith and credit" of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank and the Government National Mortgage Association. "Agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

     Asset-Backed Securities. Asset-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. See "Debt Securities" above and "Illiquid Securities" below.


     Stripped Securities. The Fund may also invest in stripped securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.


     Mortgage-Backed Securities. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional debt securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional debt securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, resulting in maturity extension. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility to the Fund. Stripped mortgage-backed securities may be highly volatile and highly sensitive to changes in prepayment and interest rates. See "Debt Securities" above and "Illiquid Securities" below.

     Borrowing and Leverage. The Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), and may borrow up to an additional 5% of its total assets for temporary purposes. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law, and may use borrowing to enable it to meet redemptions.

     The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     The Fund may invest in securities that are "restricted securities." Restricted securities have contractual or legal restrictions on their resale and include "private placement" securities that the Fund may buy directly from the issuer. Restricted securities may be neither listed on an exchange nor traded in other established markets. Privately placed securities may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be more difficult to value than publicly traded securities and may be less liquid, or illiquid, and therefore may be subject to the risks associated with illiquid securities, as described in the preceding paragraph. Some restricted securities, however, may be liquid. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

     Other Special Considerations. The Fund may invest without limit in short-term investments, high quality bonds or derivatives, to reduce exposure to equity securities and longer term bonds when the Fund believes it is advisable to do so (on a temporary defensive basis). Short-term investments and temporary defensive positions may limit the potential for growth in the value of shares of the Fund and may reduce the level of current income.

     Securities Lending. The Fund may lend securities with a value not exceeding 33 1/3% of its total assets. In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the U.S. Government. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. The Fund may not invest more than 15% of its total assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

     When-Issued Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund is purchasing securities in these transactions, the Fund maintains a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an amount equal to the amount of its purchase commitments.

     There can be no assurance that a security purchased on a when-issued basis will be issued, or a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

     Standby Commitment Agreements. The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Foreign Exchange Transactions. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against fluctuations in the value of currencies in which its bond holdings are denominated against the U.S. dollar. The Fund is not required to use hedging transactions and may not do so.


     Forward foreign exchange transactions are over the counter ("OTC") contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction at a future date or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.


     The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" in Appendix A.

     The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency.

     The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

     The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency.

     Risk Factors in Hedging Foreign Currency Risks. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements may not be accurately predicted and the Fund's hedging strategies may be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available or in which their availability is limited such as certain emerging markets and it is not possible to engage in effective foreign currency hedging.

     For a discussion of the Fund's policies with respect to, and the risks associated with, investments in indexed and inverse securities, options, futures and swaps, please see Appendix A.

INVESTMENT RESTRICTIONS

     The Corporation has adopted the following restrictions and policies relating to the investment of the Fund's assets and its activities. The fundamental restrictions set forth below may not be changed with respect to the Fund without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), the Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed with respect to the Portfolio without the approval of the holders of a majority of the interests of the Portfolio.

     In addition, the Corporation has adopted non-fundamental restrictions that may be changed by the Board of Directors without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

          (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

          (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

          (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     The Trust has adopted investment restrictions substantially identical to the foregoing, which are nonfundamental policies of the Trust and may be changed with respect to any Portfolio by the Trustees.


     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Corporation and Trust have adopted an investment policy pursuant to which neither the Portfolio nor the Fund will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund or Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund or Portfolio and margin deposits on the Fund or Portfolio's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund or Portfolio taken at market value, together with all other assets of the Fund or Portfolio that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund or Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund or Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund or Portfolio and may be amended by the Trustees or the Directors without the approval of the shareholders. However, the Directors or Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.


     Portfolio securities of the Portfolio and the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Investment Adviser and Fund Asset Management, L.P. ("FAM" or the "Administrator"), the Fund and Portfolio are prohibited from engaging in certain transactions involving Merrill Lynch, the Investment Adviser, or any of its affiliates, except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Rule 10f-3 under the Investment Company Act sets forth conditions under which the Fund and Portfolio may purchase from an underwriting syndicate of which Merrill Lynch is a member.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Directors of the Corporation consist of six individuals, four of whom are not "interested persons" of the Corporation as defined in the Investment Company Act. The same individuals serve as Trustees of the Trust. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors and executive officers of the Corporation, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     JEFFREY M. PEEK (52) -- Director and President(1)(2) -- President of MLAM and FAM since 1997; President and Director of Princeton Services since 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1997; Co-Head of Merrill Lynch Investment Banking Division from March 1997 to December 1997; director of Merrill Lynch Global Securities Research and Economics Division from 1995 to 1997; Head of Merrill Lynch Global Industries Group from 1993 to 1995.

     TERRY K. GLENN (58) -- Director and Executive Vice
President(1)(2) -- Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services, Inc. since 1993; President of Princeton Funds Distributor, Inc. since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.


     DAVID O. BEIM (58) -- Director(2) -- 410 Uris Hall, Columbia University, New York, New York 10027. Professor of Columbia University since 1991; Chairman of Outward Bound USA since 1997; Chairman of Wave Hill, Inc. since 1980.


     JAMES T. FLYNN (59) -- Director(2) -- 340 East 72nd Street, New York, New York 10021. Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.

     W. CARL KESTER (47) -- Director(2) -- Harvard Business School, Morgan Hall 393, Soldiers Field, Boston, Massachusetts 02163. James R. Williston Professor of Business Administration of Harvard University Graduate School of Business since 1997; MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.


     KAREN P. ROBARDS (48) -- Director(2) -- Robards & Company, 173 Riverside Drive, New York, New York 10024. President of Robards & Company, a financial advisory firm, for more than five years; Director of Enable Medical Corp. since 1996; Director of Cine Muse Inc. since 1996; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1993.



     PETER JOHN GIBBS (40) -- Senior Vice President(1)(2) -- 33 King William Street, London, EC4R 9AS, England. Chairman of Mercury Asset Management International Ltd. since 1998; Director of Mercury Asset Management Ltd. since 1993; Director of Mercury Asset Management International Channel Islands Ltd. since 1997.



     DONALD C. BURKE (38) -- Treasurer and Vice President(1)(2) -- Senior Vice President and Treasurer of MLAM and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President and Treasurer of Princeton Funds Distributor, Inc. since 1999; First Vice President of MLAM and FAM from 1997 to 1999; Director of Taxation of MLAM and FAM since 1990; Vice President of MLAM and FAM from 1990 to 1997.



     ROBERT E. PUTNEY, III (38) -- Secretary(1)(2) -- Director (Legal Advisory) of MLAM and Princeton Administrators, L.P. since 1997; Vice President of MLAM from 1994 to 1997; Vice President of Princeton Administrators, L.P. from 1996 to 1997; Attorney with MLAM from 1991 to 1994.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a trustee, director or officer of other investment companies for which the Investment Adviser, or the Fund's sub-adviser and administrator, FAM, or their affiliates, acts as investment adviser.

     As of the date of this Statement of Additional Information, the officers and Directors of the Corporation as a group (nine persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

COMPENSATION OF DIRECTORS/TRUSTEES

     The Corporation and the Trust expect to pay each Director/Trustee not affiliated with the Investment Adviser or FAM or with an affiliate of the Investment Adviser or FAM (each a "non-affiliated Director/ Trustee"), for service to the Fund and the Portfolio, a fee of $3,000 per year plus $500 per in-person meeting attended, together with such individual's actual out-of-pocket expenses relating to attendance at meetings. The Corporation and the Trust also expect to compensate members of the Audit and Nominating Committee, which consists of all of the non-affiliated Directors/Trustees, at the rate of $1,000 annually for service to the Fund and Portfolio.

     The following table sets forth the aggregate compensation the Corporation and the Trust expect to pay to the non-affiliated Directors/Trustees for their first full fiscal year and the aggregate compensation paid by all investment companies advised by Mercury International, FAM, or their affiliates ("Mercury and Affiliates-Advised Funds") to the non-affiliated Directors/Trustees for the calendar year ended December 31, 1998.

                                                            PENSION OR RETIREMENT   TOTAL COMPENSATION FROM
                                                             BENEFITS ACCRUED AS      FUND/PORTFOLIO AND
                                                                   PART OF          MERCURY AND AFFILIATES-
                                   AGGREGATE COMPENSATION      FUND/PORTFOLIO        ADVISED FUNDS PAID TO
    NAME OF DIRECTOR/TRUSTEE        FROM FUND/PORTFOLIO           EXPENSES           DIRECTORS/TRUSTEES(1)
    ------------------------       ----------------------   ---------------------   -----------------------
David O. Beim....................          $6,000                   None                    $10,000
James T. Flynn...................          $6,000                   None                    $49,000
W. Carl Kester...................          $6,000                   None                    $49,000
Karen P. Robards.................          $6,000                   None                    $10,000

---------------

(1) In addition to the Corporation and the Trust, the Directors/Trustees served on other Mercury and Affiliates-Advised Funds as follows: Mr. Beim (1 registered investment company consisting of 2 portfolios); Mr. Flynn (3 registered investment companies consisting of 8 portfolios); Mr. Kester (3 registered investment companies consisting of 8 portfolios); and Ms. Robards (1 registered investment company consisting of 2 portfolios).


The Directors of the Corporation and the Trustees of the Trust may be eligible for reduced sales charges on purchases of Class I shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

ADMINISTRATION ARRANGEMENTS

     The Corporation on behalf of the Fund has entered into an administration agreement with FAM as Administrator (the "Administration Agreement"). The Administrator receives for its services to the Fund monthly compensation at the annual rate of 0.20% of the average daily net assets of the Fund.

     The Administration Agreement obligates the Administrator to provide certain administrative services to the Corporation and the Fund and to pay, or cause its affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Corporation. The Administrator is also obligated to pay, or cause its affiliate to pay, the fees of those Officers, Directors, and Trustees who are affiliated persons of the Administrator or any of its affiliates. The Corporation pays, or causes to be paid, all other expenses incurred in the operation of the Corporation and the Fund (except to the extent paid by Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc. ("MFD" or the "Distributor")), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the Custodian, any Sub-custodian and Financial Data Services, Inc. (the "Transfer Agent"), expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of its shares. Accounting services are provided to the Corporation and the Fund by the Administrator, and the Corporation reimburses the Administrator for its costs in connection with such services.

     Duration and Termination. Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year with respect to the Fund if approved annually (a) by the Board of Directors and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to the Fund without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

     The Fund invests all of its assets in shares of the Portfolio. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust on behalf of the Portfolio has entered into an investment advisory agreement with Mercury International as Investment Adviser (the "Advisory Agreement"). As discussed in "The Management Team -- Management of the Fund" in the Prospectus, the Investment Adviser receives for its services to the Portfolio monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio.

     The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause its affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Trust. The Investment Adviser is also obligated to pay, or cause its affiliate to pay, the fees of all Officers, Trustees and Directors who are affiliated persons of the Investment Adviser or any sub-adviser or of an affiliate of the Investment Adviser or any sub-adviser. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Portfolio and the Trust (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the Custodian, any Sub-custodian and Transfer Agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Investment Adviser or any sub-adviser, or of an affiliate of the Investment Adviser or of any sub-adviser, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust or the Portfolio. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of its shares. Accounting services are provided to the Trust by the Investment Adviser or an affiliate of the Investment Adviser, and the Trust reimburses the Investment Adviser or an affiliate of the Investment Adviser for its costs in connection with such services.

     Securities held by the Portfolio, or other portfolios of the Trust, may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Mercury International is located at 33 King William Street, London EC4R 9AS, England. Mercury International's intermediate parent company is Mercury Asset Management Group Ltd. a London-based holding company of a group engaged in the provision of investment management and advisory services globally. The ultimate parent of Mercury Asset Management Group Ltd. is ML & Co., a financial services holding company. ML & Co. is a controlling person of Mercury International as defined under the Investment Company Act because of its power to exercise a controlling influence over its management or policies.

     The Trust has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to all or a portion of the Portfolio's daily cash assets. The Trust has agreed to use its reasonable best efforts to cause the Investment Adviser to pay to FAM a fee in an amount to be determined from time to time by the Investment Adviser and FAM but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Trust pursuant to the Advisory Agreement.

     FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM, an affiliate of Mercury International, is a wholly owned subsidiary of ML & Co., a financial services holding company and the parent of Merrill Lynch. ML & Co. and Princeton Services, Inc., the partners of FAM, are "controlling persons" of FAM as defined under the Investment Company Act because of their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement and Sub-Advisory Agreement will each remain in effect for two years from its effective date. Thereafter, they will remain in effect from year to year if approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Portfolio and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to the Portfolio without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Portfolio.

CODE OF ETHICS

     The Board of Trustees of the Trust, the Board of Directors of the Corporation, the Investment Adviser, and FAM have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (together the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and FAM and, as described below, impose additional, more onerous, restrictions on fund investment personnel. Among other substantive restrictions, the Codes contain reporting and preclearance requirements for employees of the Investment Adviser and FAM and provide for trading "blackout periods" that prohibit trading by decision making access persons (those who recommend or determine which securities transactions the Trust undertakes) of the Trust within periods of trading by the Trust in the same (or equivalent) security.

                               PURCHASE OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution
Plan). Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege."

     MFD, an affiliate of the Investment Adviser and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P. O. Box 9081, Princeton, New Jersey 08543-9081) acts as Distributor for the Fund.

     The Corporation has entered into a distribution agreement with the Distributor in connection with the offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described above.

     The Fund may reject any order to buy shares and may suspend the offering of its shares at any time.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS I AND CLASS A SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares because there is an account maintenance fee imposed on Class A shares.

     Eligible Class I Investors. Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors that currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by Mercury or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift, or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by Mercury. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of Mercury and Affiliates-Advised investment companies, including the Corporation, and to employees of certain selected dealers.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

     No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Rights of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of Mercury International provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit") into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Purchase Privileges of Certain Persons. Directors of the Corporation and Trustees of the Trust, members of the Boards of other investment companies advised by Mercury International or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes Mercury International, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. Under such programs, the Fund realizes economies of scale by providing incentives to a large group of such individuals to invest. Furthermore, the individuals who qualify for these programs are already familiar with the Fund, and, therefore, providing these investment opportunities to such qualified individuals does not increase the expenditures of sales-related expenses.


     Class A shares of the Fund are offered at net asset value, without sales charge, to an investor who is a former shareholder of The United Kingdom Fund Inc. if the following conditions are satisfied: first, the investor must purchase Class A shares of the Fund through a Merrill Lynch Financial Consultant or the Transfer Agent with proceeds of the liquidation of The United Kingdom Fund Inc.; and second, such purchase of Class A shares must be made within 60 days after payment of such proceeds by The United Kingdom Fund Inc.


     Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

     Acquisition of Certain Investment Companies. The public offering price of Class A shares may be reduced to the net asset value per Class A share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class A shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objectives and Policies" herein).

     Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected dealer.

     Purchases Through Certain Financial Advisers. Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers that meet and adhere to standards established by Mercury from time to time.

DISTRIBUTION PLANS

     Reference is made to "Account Choices -- Pricing of Shares" in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plan for Class A, Class B and Class C shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and selected dealers (pursuant to sub-agreements) in connection with account maintenance activities.

     The Distribution Plan for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and selected dealers (pursuant to sub-agreements) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class I and Class A shares of the Fund in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     The payments under the Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act, and are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors of the Corporation for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and selected dealers in connection with the Class A, Class B and Class C shares, and there is no assurance that the Directors of the Corporation will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares to Class A shares as set forth under "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors") shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the redemption and purchase of Fund shares.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the net asset value of the Fund's shares at such time.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 44062, Jacksonville, Florida 32232-4062. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as (his) (her) (their) name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (i.e., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the net asset value of such shares at such time.

REPURCHASE

     The Fund will also repurchase shares through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, less any applicable CDSC, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally 4:00 p.m., Eastern time) on the day received and is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day.

     Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain securities dealers may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other securities dealers may be higher or lower. Repurchases directly through the Fund's Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS I AND CLASS A SHARES

     Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

     As discussed in the Prospectus under "Account Choices -- Pricing of
Shares -- Class B and C Shares -- Deferred Sales Charge Options," while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an IRA or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

     The charge may also be reduced or waived in other instances, such as: (c) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (d) redemptions in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates; (e) redemptions in connection with participation in certain fee-based programs managed by selected dealers that have agreements with Mercury; or (f) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established.

     In determining whether a Class B CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore it will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the six-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Class C shares are subject only to a one-year 1% CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs.

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of selected dealers related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase.

     Conversion of Class B Shares to Class A Shares. As discussed in the Prospectus under "Account Choices -- Pricing of Shares -- Class B and C
Shares -- Deferred Sales Charge Options," Class B shares of equity Mercury mutual funds convert automatically to Class A shares approximately eight years after purchase (the "Conversion Period").

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any Mercury mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between Mercury mutual funds and the Class B Retirement Plan was established), all Class B shares of all Mercury mutual funds held in that Class B Retirement Plan will be converted into Class A shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class A shares of the appropriate funds at net asset value per share.

     The Conversion Period may also be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs" below.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Because the Fund will invest exclusively in shares of the Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Portfolio. The Investment Adviser is responsible for making the Portfolio's portfolio decisions, placing the Portfolio's brokerage business, evaluating the reasonableness of brokerage commissions and negotiating the amount of any commissions paid subject to a policy established by the Trust's Trustees and officers. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Trust with a number of brokers and dealers, including affiliates of the Investment Adviser. In placing orders, it is the policy of the Trust to obtain the most favorable net results, taking into account various factors, including price, commissions, if any, size of the transaction and difficulty of execution. Where applicable, the Investment Adviser surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer that offers the Trust the best price and execution or other services that are of benefit to the Trust. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Trust and the sale of underlying securities upon the exercise of such options. In addition, consistent with the NASD Conduct Rules and policies established by the Trustees, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust.

     Brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement. If in the judgment of the Investment Adviser the Trust will be benefited by supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services in excess of commissions that another broker may have charged for effecting the same transaction. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and the Investment Adviser may use such information in servicing its other accounts.


     The Trust invests in certain securities traded in the over-the-counter market and, where possible, deals directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Trust, including Merrill Lynch, will not serve as the Trust's dealer in such transactions. However, affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted on an agency basis.


     Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, Merrill Lynch may execute transactions for the Trust on the floor of any U.S. national securities exchange provided that prior authorization of such transactions is obtained and Merrill Lynch furnishes a statement to the Trust at least annually setting forth the compensation it has received in connection with such transactions.

     The Trustees of the Trust have considered the possibility of recapturing for the benefit of the Trust brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the management fee paid by the Trust to the Investment Adviser. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

     The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The portfolio turnover rate is generally anticipated to be under 100% for the equity portion of the portfolio and under 200% for the bond portion of the portfolio. A high rate of portfolio turnover results in correspondingly higher brokerage commission expenses and may also result in negative tax consequences, such as an increase in capital gains dividends or in ordinary income dividends.

                        DETERMINATION OF NET ASSET VALUE

     Reference is made to "How Shares are Priced" in the Prospectus concerning the determination of net asset value.

     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE on each day the NYSE is open for trading (a "Pricing Day"). The close of business on the NYSE is generally 4:00 p.m., Eastern time. The Fund also will determine its net asset value on any day in which there is sufficient trading in the underlying Portfolio's portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Administrator and the Distributor, and the advisory fees payable indirectly by the Portfolio to the Investment Adviser, are accrued daily.

     The principal assets of the Fund will normally be its interest in the underlying Portfolio, which will be valued at its net asset value. Net asset value is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded on the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Portfolio writes a call option, the amount of the premium received is recorded on the books of the Portfolio as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees.


     Bonds held by the Portfolio are traded primarily in the OTC markets. In determining net asset value, the Portfolio uses the valuations of portfolio securities furnished by a pricing service approved by the Board of

Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. The bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Board of Trustees. The Board of Trustees has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of the Fund's net asset value.

     Each investor in the Trust may add to or reduce its investment in the Portfolio on each Pricing Day. The value of each investor's (including the Fund's) interest in the Portfolio will be determined as of 15 minutes after the close of business on the NYSE by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Portfolio. The close of business on the NYSE is generally 4:00 p.m., Eastern Time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 15 minutes after the close of business of the NYSE on the next Pricing Day of the Portfolio.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans described below can be obtained from the Fund, the Distributor or your selected dealer.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends, and long-term capital gains distributions. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

     The Fund does not issue share certificates. Shareholders considering transferring their Class I or Class A shares from a selected dealer to another brokerage firm or financial institution should be aware that, if the firm to which the Class I or Class A shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class I or Class A shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class I or Class A shares. Shareholders interested in transferring their Class B or Class C shares from a selected dealer and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from a selected dealer to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected dealer for those shares.

AUTOMATIC INVESTMENT PLAN

     A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if an eligible Class I investor as described in the Prospectus) or Class A, Class B or Class C shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected dealer. The current minimum for such automatic additional investments is $50. This minimum may be waived or revised under certain circumstances.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Dividends and distributions from the Fund may be taken in cash or automatically reinvested in shares of the Fund at net asset value without a sales charge. You should consult with your financial consultant about which option you would like. If you choose the reinvestment option, such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing or by telephone (1-888-763-2260), if the shareholder's account is maintained with the Transfer Agent, to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date, except that in all circumstances dividends less than ten dollars will be reinvested.

     Shareholders may, at any time, notify their selected dealer in writing if the shareholder's account is maintained with a selected dealer or notify the Transfer Agent in writing or by telephone (1-888-763-2260), if the account is maintained with the Transfer Agent that they no longer wish to have their dividend and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

SYSTEMATIC REDEMPTION PROGRAM

     A shareholder may elect to make withdrawals from an Investment Account of Class I, Class A, Class B or Class C shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value determined as described herein on the first, second, third or fourth Monday of each month, or the first, second, third or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Fund's Transfer Agent or the Distributor.

     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Pricing of Shares -- Class B and C Shares -- Deferred Sales Charge Options" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

RETIREMENT PLANS

     The minimum initial purchase to establish a retirement plan is $100. Capital gains and income received in retirement plans are exempt from Federal taxation until distributed from the plans. Investors considering participations in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with other Mercury mutual funds and Summit. The exchange privilege does not apply to any other funds. Under the Fund's pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. Class I shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund. Class A, Class B and Class C shares are exchangeable with shares of the same class of other Mercury mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class I, Class A, Class B and Class C shares also are exchangeable for shares of Summit, a money market fund specifically designated for exchange by holders of Class I, Class A, Class B or Class C shares. Class I and Class A shares will be exchanged for Class A shares of Summit, and Class B and Class C shares will be exchanged for Class B shares of Summit. Summit Class A and Class B shares do not include any front-end sales charge or CDSC; however, Summit Class B shares pay a 12b-1 distribution fee of 0.75% and are subject to a CDSC payable as if the shareholder still held shares of the Mercury fund used to acquire the Summit Class B shares.

     Exchanges of Class I or Class A shares outstanding ("outstanding Class I or Class A shares") for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ("new Class I or Class A shares") are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class I or Class A shares. For purposes of the exchange privilege, dividend reinvestment Class I and Class A shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively (or, in the case of Summit, Class B shares) ("new Class B or Class C shares"), of another Mercury mutual fund or of Summit on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury fund ("New Mercury Fund") after having held the Fund's Class B shares for two-and-a-half years. The 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of New Mercury Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" the two-and-a-half year holding period of the Fund's Class B shares to the four year holding period for the New Mercury Fund Class B shares, the investor will be deemed to have held the New Mercury Fund Class B shares for more than six years.

     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. To exercise the exchange privilege, shareholders should contact their financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

FEE-BASED PROGRAMS

     Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in certain Programs, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected dealers (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program's client agreement and from the shareholder's selected dealer.

                              DIVIDENDS AND TAXES

DIVIDENDS

     The Fund intends to distribute all its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders annually. From time to time, the Fund may declare a special dividend at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. See "Shareholder Services -- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class A shares will be lower than the per share dividends and distributions on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See "Determination of Net Asset Value." Within 60 days after the end of the Fund's taxable year, each shareholder will receive notification summarizing the dividends and distributions he or she received that year. This notification will also indicate whether those distributions should be treated as ordinary income or long-term capital gains.

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class I, Class A, Class B and Class C shareholders ("shareholders"). The Fund intends to distribute substantially all of such income. To qualify for this treatment, the Fund must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts (the "Income Test"); and (b) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the value of its assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount no greater than 5% of its assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

     Dividends paid by the Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested.

     Distributions made from an excess of net long-term capital gains over net-short term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. The maximum long-term capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders is currently the same as the maximum corporate rate for ordinary income.

     Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any capital gain or ordinary income dividends. A portion of the dividends paid by the Fund out of dividends paid by certain corporations located in the U.S. may be eligible for the dividends received deduction allowed to corporations under the Code. Because the Fund invests a large portion of its assets in securities of non-U.S. issuers, it is not anticipated that a significant portion, if any, of the dividends paid by the Fund will be eligible for the dividends received deduction. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's assets at the close of a taxable year consists of stock or securities in non-U.S. corporations, shareholders of the Fund may be able to claim U.S. foreign tax credits with respect to foreign taxes paid by the Fund, subject to certain provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Fund. During each taxable year that the Fund is eligible the Fund intends to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will include their proportionate share of such withholding taxes as gross income for U.S. income tax purposes, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, restrictions, and holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class I, Class A, Class B and Class C shareholders.


     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code
Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

     Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period of the converted Class B shares.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months and capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such loss will be treated as long-term capital loss if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring shares of the Fund, then any loss recognized on the exchange will be reduced (or any gain increased) to the extent the sales charge paid to the Fund reduces any sales charge that would have been owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase or sell options and futures and foreign currency options and futures, and related options on such futures. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless a special election is made, gain or loss from transactions in Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options, futures and forward foreign exchange contracts. Similarly, Code
Section 1091, which deals with "wash sales," may cause the Fund to postpone recognition of certain losses for tax purposes; and Code Section 1258, which deals with "conversion transactions," may apply to recharacterize certain capital gains as ordinary income for tax purposes. Code Section 1259, which deals with "constructive sales" of appreciated financial positions (e.g., stock), may treat the Fund as having recognized income before the time that such income is economically recognized by the Fund.

OTHER TAX MATTERS

     The Fund has received a private letter ruling from the Internal Revenue Service ("IRS") to the effect that, because each Portfolio is classified as a partnership for tax purposes, the Fund will be entitled to look to the underlying assets of the Portfolio in which it has invested for purposes of satisfying various requirements of the Code applicable to RICs. If any of the facts upon which such ruling is premised change in any material respect (e.g., if the Trust were required to register its interests under the Securities Act and the Trust is unable to obtain a private letter ruling from the IRS or an opinion of counsel indicating that each Portfolio will continue to be classified as a partnership), then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Fund. One possible course of action would be to withdraw the Fund's investments from the Portfolio and to retain an investment adviser to manage the Fund's assets in accordance with the investment policies applicable to the Fund. See "Investment Objectives and Policies."
                            ------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and gains on the sale or exchange of shares in the Fund may also be subject to state and local taxes.

     Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund's historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.


     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.


     In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.


     On occasion, the Fund may compare its performance to, among other things, the Standard & Poor's 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, the MSCI Europe, the MSCI World Index, Salomon Smith Barney World Government Bond Index, TSE 1st Section (TOPIX) or other published indices, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), other competing universes, Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine and CDA Investment Technology, Inc. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historical performance of the Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period. From time to time, the Fund may include its Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature. The Fund may from time to time quote in advertisement or other materials other applicable measures of performance and may also make references to awards that may be given to the Investment Adviser.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Corporation is a Maryland corporation incorporated on April 24, 1998. It has an authorized capital of 2,800,000,000 shares of Common Stock, par value $.0001 per share, divided into 100,000,000 shares of each of Class I, Class A, Class B and Class C shares for each of its series.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors (to the extent hereinafter provided) and on other matters submitted to vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Corporation, in which event the holders of the remaining shares are unable to elect any person as a Director. No amendment may be made to the Articles of Incorporation without the affirmative vote of a majority of the outstanding shares of the Corporation.

     There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that, as noted above, Class A shares bear certain additional expenses. Shares issued are fully-paid and non-assessable by the Corporation or the Fund. Voting rights for Directors are not cumulative.

     The Trust consists of seven portfolios and is organized as a Delaware Business Trust. Whenever the Fund is requested to vote on any matter relating to the Portfolio, the Corporation will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     FAM provided the initial capital for the Fund by purchasing 10,000 shares of the Fund, for an aggregate of $100,000. Such shares were acquired for investment and can only be disposed of by redemption. To the extent the organizational expenses of the Corporation are paid by the Corporation they will be expensed and immediately charged to net asset value. See "Determination of Net Asset Value."

     Prior to the offering of the Fund's shares, FAM will be the Fund's sole shareholder and deemed a controlling person of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class I, Class A, Class B and Class C shares of the Fund based on the projected value of the Fund's estimated net assets and projected number of shares outstanding on the date its shares are offered for sale to public investors is as follows:


                                         CLASS I      CLASS A      CLASS B      CLASS C
                                         -------      -------      -------      -------
Net Assets............................  87,500,000   87,500,000   87,500,000   87,500,000
                                        ==========   ==========   ==========   ==========
Number of Shares Outstanding..........   8,750,000    8,750,000    8,750,000    8,750,000
                                        ==========   ==========   ==========   ==========
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding)........................  $    10.00   $    10.00   $    10.00   $    10.00
Sales Charge (for Class I and Class A
  Shares: 5.25% of Offering Price
  (5.54% of net amount invested))*....        0.55         0.55           **           **
                                        ----------   ----------   ----------   ----------
Offering Price........................  $    10.55   $    10.55   $    10.00   $    10.00
                                        ==========   ==========   ==========   ==========


---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Account Choices -- Class B and Class C Shares -- Deferred Sales Charge Options" in the Prospectus and "Redemption of Shares -- Deferred Sales Charges -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, have been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement").

The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.
                            ------------------------

INDEPENDENT AUDITORS' REPORT
----------------------------


The Board of Directors and Shareholder,


Mercury Global Balanced Fund of


Mercury Asset Management Funds, Inc.:



We have audited the accompanying statement of assets and liabilities of Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc. as of April 21, 1999. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of the Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc. as of April 21, 1999 in conformity with generally accepted accounting principles.



Deloitte & Touche LLP


Princeton, New Jersey


April 21, 1999

                          MERCURY GLOBAL BALANCED FUND


                                       OF


                      MERCURY ASSET MANAGEMENT FUNDS, INC.



                      STATEMENT OF ASSETS AND LIABILITIES


                                 APRIL 21, 1999



ASSETS:
  Investment in Mercury Master Global Balanced Portfolio....  $100,000
  Prepaid registration fees and offering costs (Note 3).....   268,000
          Total assets......................................   368,000
                                                              --------

LIABILITIES:
  Liabilities and accrued expenses..........................   268,000
                                                              --------

NET ASSETS:.................................................  $100,000
                                                              ========
NET ASSETS CONSIST OF:
  Class I Shares of Common Stock, $.0001 par value,
     100,000,000 shares authorized..........................  $      1
  Class A Shares of Common Stock, $.0001 par value,
     100,000,000 shares authorized..........................         1
  Class B Shares of Common Stock, $.0001 par value,
     100,000,000 shares authorized..........................         1
  Class C Shares of Common Stock, $.0001 par value,
     100,000,000 shares authorized..........................         1
  Paid-in Capital in excess of par..........................    99,996
                                                              --------

NET ASSETS:.................................................  $100,000
                                                              ========

NET ASSET VALUE:
  Class I - Based on net assets of $25,000 and 2,500 shares
     outstanding............................................  $  10.00
                                                              ========
  Class A - Based on net assets of $25,000 and 2,500 shares
     outstanding............................................  $  10.00
                                                              ========
  Class B - Based on net assets of $25,000 and 2,500 shares
     outstanding............................................  $  10.00
                                                              ========
  Class C - Based on net assets of $25,000 and 2,500 shares
     outstanding............................................  $  10.00
                                                              ========


---------------

Notes to Financial Statements.



(1) Mercury Asset Management Funds, Inc. (the "Corporation") was organized as a Maryland corporation on April 24, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. Mercury Global Balanced Fund (the "Fund") is a series of the Corporation. To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of 2,500 Class I shares, 2,500 Class A shares, 2,500 Class B shares and 2,500 Class C shares of Common Stock to Fund Asset Management, L.P. ("FAM"), an affiliate of Mercury Asset Management International Ltd. ("Mercury International".)



(2) The Corporation on behalf of the Fund has entered into an administration agreement with FAM (the "Administrator"), and a distribution agreement with Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc. (the "Distributor"). (See "Management of the Fund -- Administration Arrangements" in the Statement of Additional Information.) Certain officers and/or directors of the Corporation are officers and/or directors of the Administrator and the Distributor.



(3) Prepaid registration fees are charged to income as the related shares are issued. Prepaid offering costs consist of legal and printing fees related to preparing the initial registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Fund. Mercury International, on behalf of the Fund, will incur organization costs estimated at $17,375.

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                                   APPENDIX A

                INVESTMENT POLICIES INVOLVING THE USE OF INDEXED
                     SECURITIES, OPTIONS, FUTURES AND SWAPS

     The Fund and the Portfolio are authorized to use certain derivative instruments, including indexed and inverse securities, options, futures, and swaps, and to purchase and sell foreign exchange, as described below. Such instruments are referred to collectively herein as "Strategic Instruments."

     Although certain risks are involved in options and futures transactions (as defined below in "Risk Factors in Options, Futures and Currency Instruments"), the Investment Adviser believes that, because the Fund will generally engage in these transactions, if at all, for hedging purposes, including anticipatory hedges (other than options on securities that may be used to seek increased return), the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will engage in hedging activities, if at all, only from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. The Fund is not required to enter into hedging transactions and may choose not to do so.

INDEXED AND INVERSE SECURITIES

     The Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate, including interest rates (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or interest rate or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index. For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits the Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

OPTIONS ON SECURITIES AND SECURITIES INDICES


     Purchasing Options. The Fund is authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

     The Fund is also authorized to purchase call options on securities it intends to purchase or securities indices the performance of which substantially replicates the performance of the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

     The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

     Writing Options. The Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund is legally obligated to sell specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index, however much the exercise price exceeds the market price. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

     The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its right under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread").

     The Fund is also authorized to sell put or call options in connection with closing out call or put options it has previously purchased.

     Other than with respect to closing transactions, the Fund will write only call or put options that are "covered." A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures and Currency Instruments" below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities that substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument that is immediately exercisable for, or convertible into, such security.

     Types of Options. The Fund may engage in transactions in options on securities or securities indices, on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" below.

FUTURES

     The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value with the Futures Commission Merchants (the "FCM") effecting the Fund's exchanges or in a third-party account with the Fund's Custodian. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Whether the margin is deposited with the FCM or with the Custodian, the margin may be deemed to be in the FCM's custody, and, consequently, in the event of default due to the FCM's bankruptcy, the margin may be subject to pro rata treatment as the FCM's assets, which could result in potential losses to the Fund and its shareholders. Even if a transaction is profitable, the Fund may not get back the same assets which were deposited as margin or may receive payment in cash.

     The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the future's contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission. The Fund will only engage in futures and options transactions from time to time. The Fund is under no obligation to use such transactions and may not do so.

SWAPS

     The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities.

     The Fund will enter into a swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

RISK FACTORS IN OPTIONS, FUTURES, AND CURRENCY INSTRUMENTS

     Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

     The Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. Therefore, it may not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

     Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses that exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transactions, but will not limit the Fund's exposure to loss.

ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC STRATEGIC INSTRUMENTS

     Certain Strategic Instruments traded in OTC markets, including indexed securities, swaps and OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

     The staff of the Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which the Fund will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the securities underlying OTC call options currently outstanding that have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

     Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will default by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions that have a credit rating of AA- or better from Standard & Poor's, or Aa3 or better from Moody's, or AA or better of Fitch.

ADDITIONAL LIMITATIONS ON THE USE OF STRATEGIC INSTRUMENTS

     The Fund may not use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

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                                   APPENDIX B

                       RATINGS OF FIXED INCOME SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICES, INC.'S CORPORATE DEBT RATINGS

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
     Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds that are rated C are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act, as amended.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           - Leading market positions in well-established industries

           - High rates of return on funds employed

           - Conservative capitalization structures with moderate reliance on debt and ample asset protection

           - Broad margins in earnings coverage of fixed financial charges and higher internal cash generation

           - Well established access to a range of financial markets and assured sources of alternate liquidity

          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternative liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

     Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Preferred stock rating symbols and their definitions are as follows:

aaa An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
baa An issue that is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
ba An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.
     Uncertainty of position characterizes preferred stocks in this class.
b An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
caa An issue that is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca An issue that is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA  Debt rated AAA has the highest rating assigned by Standard &
     Poor's. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     Debt rated BB, B, CCC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest or repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
     The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.
CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI The rating CI is reserved for income bonds on which no interest is being paid.
D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal
     Savings & Loan Insurance Corp. or the Federal Deposit
     Insurance Corp. and interest is adequately collateralized.
*    Continuance of the rating is contingent upon Standard &
     Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.
A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.
II.  Nature of, and provisions of, the issue.
III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.
AAA  This is the highest rating that may be assigned by Standard
     & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA   A preferred stock issue rated "AA" also qualifies as a
     high-quality fixed income security. The capacity to pay
     preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."
A    An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more
     susceptible to the adverse effects of changes in
     circumstances and economic conditions.
BBB  An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse
     economic conditions or changing circumstances are more
     likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A"
     category.
BB,  Preferred stock rated "BB," "B," and "CCC" are regarded, on
B,   balance, as predominantly speculative with respect to the
CCC  issuer's capacity to pay preferred stock obligations. "BB"
     indicates the lowest degree of speculation and "CCC" the
     highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC   The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is
     currently paying.
C    A preferred stock rated "C" is a non-paying issue.
D    A preferred stock rated "D" is a non-paying issue in default on debt instruments.

     NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor's earnings and dividend rankings for common stocks.

     The ratings are based on current information furnished to Standard & Poor's by the issuer, and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     PLUS (+) or MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR           Indicates that Fitch does not rate the specific issue.
Conditional  A conditional rating is premised on the successful completion of a project or the occurrence of a specific
             event.
Suspended    A rating is suspended when Fitch deems the amount of
             information available from the issuer to be inadequate for rating purposes.
Withdrawn    A rating will be withdrawn when an issue matures or is
             called or refinanced and, at Fitch's discretion, when an
             issuer fails to furnish proper and timely information.
FitchAlert   Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
             "Positive" indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be
             raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB   Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the
     obligor in satisfying its debt service requirements.
B    Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and
     interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity
     throughout the life of the issue.
CCC  Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet
     obligations requires an advantageous business and economic environment.
CC   Bonds are minimally protected. Default in payment of
     interest and/or principal seems probable over time.
C    Bonds are in imminent default in payment of interest or
     principal.
DDD  Bonds are in default on interest and/or principal payments.
DD   Such bonds are extremely speculative and should be valued on
D    the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
     the lowest potential for recovery.

     PLUS (+) or MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."
F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.
F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.
F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
D Default. Issues assigned this rating are in actual or imminent payment default.
LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

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CODE # 19055-0499

(C) Mercury Asset Management International Ltd.

                           PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS:


EXHIBIT
NUMBER
-------
 1(a)   --   Articles of Incorporation of Registrant.(1)
 1(b)   --   Amended Articles of Incorporation of Registrant.(1)
 1(c)   --   Articles of Amendment of Registrant.(1)
 1(d)   --   Articles of Amendment of Registrant.(1)
 1(e)   --   Articles of Amendment of Registrant.
 2(a)   --   By-Laws of Registrant.(1)
 2(b)   --   Amended and Restated By-Laws of Registrant.(1)
 3      --   Instrument Defining Rights of Shareholders. Incorporated by
             reference to Exhibits 1 and 2 above.
 4      --   Not Applicable.
 5(a)   --   Class I Distribution Agreement between Registrant and
             Mercury Funds Distributor, a division of Princeton Funds
             Distributor, Inc.
 5(b)   --   Class A Distribution Agreement between Registrant and
             Mercury Funds Distributor, a division of Princeton Funds
             Distributor, Inc.
 5(c)   --   Class B Distribution Agreement between Registrant and
             Mercury Funds Distributor, a division of Princeton Funds
             Distributor, Inc.
 5(d)   --   Class C Distribution Agreement between Registrant and
             Mercury Funds Distributor, a division of Princeton Funds
             Distributor, Inc.
 6      --   None.
 7      --   Custody Agreement between Registrant and Brown Brothers
             Harriman & Co.(1)
 8(a)   --   Administration Agreement between Registrant and Fund Asset
             Management, L.P.
 8(b)   --   Transfer Agency, Dividend Disbursing Agency and Shareholder
             Servicing Agency Agreement between Registrant and Financial
             Data Services, Inc.(1)
 8(c)   --   License Agreement relating to Use of Name among Mercury
             Asset Management International Ltd., Mercury Asset
             Management Group Ltd. and Mercury Funds Distributor, a
             division of Princeton Funds Distributor, Inc.(1)
 8(d)   --   License Agreement relating to Use of Name among Mercury
             Asset Management International Ltd., Mercury Asset
             Management Group Ltd. and Registrant.(1)
 9      --   Opinion and consent of Swidler Berlin Shereff Friedman, LLP, counsel for Registrant.
10      --   Consent of Deloitte & Touche, LLP, independent auditors for the Registrant.
11      --   None.
12      --   Certificate of Fund Asset Management, L.P.
13(a)   --   Class A Distribution Plan and Class A Plan Sub-Agreement.
13(b)   --   Class B Distribution Plan and Class B Plan Sub-Agreement.
13(c)   --   Class C Distribution Plan and Class C Plan Sub-Agreement.
14      --   Not Applicable.
15(a)   --   Rule 18f-3 Plan.(1)
15(b)   --   Powers of Attorney for Officers, Directors and Trustees.(1)
15(c)   --   Powers of Attorney for Donald C. Burke.


---------------
(1) Incorporated by reference to identically numbered exhibit to Registrant's initial Registration Statement on Form N-1A (File No. 333-72239).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Prior to the effective date of this Registration Statement, the Registrant will sell shares of its series, Mercury Global Balanced Fund to Fund Asset Management, L.P. ("FAM"). Prior to the effective date of this Registration Statement, Mercury Asset Management Master Trust will also sell interests of its series,

Mercury Master Global Balanced Portfolio to Registrant. Therefore, the Mercury Master Global Balanced Portfolio of Mercury Asset Management Master Trust will be under control by and under common control with the Registrant.

ITEM 25.  INDEMNIFICATION.

     Reference is made to Article V of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws and Section 2-418 of the Maryland General Corporation Law.

     Article VI of the By-Laws provides that each officer and Director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination by special legal counsel in a written opinion or the vote of a quorum of the Directors who are neither "interested persons," as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("non-party independent Directors"), after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and Director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the Maryland General Corporation Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent Directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or Director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or Director of the Registrant.

     In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Set forth below is a list of each executive officer and partner of the adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January, 1997 for his own account or in the capacity of director, officer, partner or trustee.

                                                                        OTHER SUBSTANTIAL BUSINESS,
                   NAME                     POSITIONS WITH ADVISER   PROFESSION, VOCATION OR EMPLOYMENT
                   ----                     ----------------------   ----------------------------------
Peter John Gibbs..........................  Chairman                 Director of Mercury Asset
                                                                     Management Ltd.; and Director of
                                                                     Mercury Asset Management
                                                                     International Channel Islands Ltd.
Carol Consuelo Brooke.....................  Deputy Chairman          Director of Mercury Asset
                                                                     Management Ltd.
David Morris Fitzgerald Scott.............  Director                 Director of Corporation of St.
                                                                     Lawrence College
Debra Ann Searle..........................  Secretary                None
John Eric Nelson..........................  Director                 None
Steve Warner Golann.......................  Director                 None

     Set forth below is a list of the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee. The address of each, unless otherwise stated is 33 King William Street, London, England EC4R 9AS.

     Mrs. Brooke also serves as director of the following companies:

     Munich London Investment Management Ltd.; Benenden School (Kent) Ltd., Cranbrook Kent, TN17 4AA; and Mercury Asset Management Pension Trustee Co. Ltd.


     Ms. Searle also serves as officer of the following companies:



     Forum House Limited; Grosvenor Alternate Partner Limited; Grosvenor General Partner Limited; Grosvenor Ventures Limited; Grosvenor Venture Managers Limited; 33 King William Street, Ltd.; Mercury Asset Management Employee Trust Co. Ltd.; Mercury Asset Management Finance Ltd.; Mercury Asset Management Group Ltd; Mercury Asset Management Group Services Ltd; Mercury Asset Management Holdings Ltd.; Mercury Asset Management International Ltd.; Mercury Asset Management No. 1 Limited; Mercury Asset Management Ltd.; Mercury Asset Management Pension Trustee Co. Ltd.; Mercury Fund Managers Limited; Mercury Financial Services Ltd.; Mercury Investment Management Limited; Mercury Investment Services Ltd.; Mercury Investment Trust Managers Ltd.; Mercury Life Assurance Company Ltd.; Mercury Life Limited; Mercury Life Nominees Ltd.; Mercury Private Equity Holdings Ltd.; Mercury Rowan Mullens Ltd.; Munich London Investment Management Ltd.; Mercury Private Equity MUST 3 Limited; Third Grosvenor Limited; Wimco Nominees Ltd.; Toll Company; SNC International (Holdings) Limited; SNC Securities Limited; SNCS Limited; Storey Saver Limited; Merrill Lynch Private Capital Limited; Merrill Lynch, Pierce, Fenner & Smith (Brokers & Dealers) Limited; Merrill Lynch, Pierce, Fenner & Smith Limited; Mership Nominees Limited; ML Europe Property Ltd.; ML Invest Holdings Limited; ML Invest Limited; N.Y. Nominees Limited; Paramount Nominees Limited; Prismbond Limited; RNML Limited;

S.N.C. Nominees Limited; Sealion Nominees Limited; Smith Bros (Services & Leasing) Limited; Smith Bros Nominees Limited; Smith Bros Participations Limited; Smith Bros PLC; SNC Corporate Finance Limited; SNC Financial Services; McIntosh Services (UK) Limited; Merrill Lynch (UK) Pension Plan Trustees Limited; Merrill Lynch Capital Markets Bank Limited; Merrill Lynch Equities Limited; Merrill Lynch Europe Funding; Merrill Lynch Europe Holdings Limited; Merrill Lynch Europe PLC; Merrill Lynch Financial Services Limited; Merrill Lynch Gilts (Nominees) Limited; Merrill Lynch Gilts Holdings Limited; Merrill Lynch Gilts Investments Limited; Merrill Lynch Gilts Limited; Merrill Lynch Group Holdings Limited; Merrill Lynch International; Merrill Lynch International Bank Limited; Merrill Lynch Investment Services Limited; Merrill Lynch Investments Limited; Merrill Lynch Limited; Merrill Lynch Nominees Limited; Merrill Lynch Private Capital Limited; Benson Nominees Limited; C.P.W. Limited; Capital Markets; Chetwynd Nominees Limited; Citygale Nominees Limited; CLO Funding Limited; and McIntosh Services (UK) Limited.


     Set forth below is a list of each executive officer and director of Fund Asset Management, L.P. ("FAM") indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January, 1997 for his own account or in the capacity of director, officer, partner or trustee.

                                                                    OTHER SUBSTANTIAL BUSINESS,
                NAME                   POSITIONS WITH FAM       PROFESSION, VOCATION OR EMPLOYMENT
                ----                  ---------------------   ---------------------------------------
ML & Co.............................  Limited Partner         Financial Services Holding Company;
                                                              Limited Partner of Merrill Lynch Asset
                                                              Management, L.P. ("MLAM")
Fund Asset Management, Inc..........  Limited Partner         Investment Advisory Service
Princeton Services..................  General Partner         General Partner of MLAM
Jeffrey M. Peek.....................  President               President of MLAM; President and
                                                              Director of Princeton Services;
                                                              Executive Vice President of ML & Co.;
                                                              Managing Director and Co-Head of the
                                                              Investment Banking Division of Merrill
                                                              Lynch in 1997; Senior Vice President
                                                              and Director of the Global Securities
                                                              and Economics division of Merrill Lynch
                                                              from 1995 to 1997
Terry K. Glenn......................  Executive Vice          Executive Vice President of MLAM;
                                      President               Executive Vice President and Director
                                                              of Princeton Services; President and
                                                              Director of Princeton Funds
                                                              Distributor, Inc.; Director of FDS;
                                                              President of Princeton Administrators,
                                                              L.P.
Donald C. Burke.....................  Senior Vice President   Senior Vice President and Treasurer of
                                      and Treasurer           MLAM since 1999; Senior Vice President
                                                              and Treasurer of Princeton Services;
                                                              Vice President and Treasurer of
                                                              Princeton Funds Distributor, Inc.;
                                                              First Vice President of MLAM from 1997
                                                              to 1999; Vice President of MLAM from
                                                              1990 to 1997; Director of Taxation of
                                                              MLAM since 1990.

                                                                    OTHER SUBSTANTIAL BUSINESS,
                NAME                   POSITIONS WITH FAM       PROFESSION, VOCATION OR EMPLOYMENT
                ----                  ---------------------   ---------------------------------------
Michael G. Clark....................  Senior Vice President   Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services.
Mark A. Desario.....................  Senior Vice President   Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services
Linda L. Federici...................  Senior Vice President   Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services
Vincent R. Giordano.................  Senior Vice President   Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services
Michael J. Hennewinkel..............  Senior Vice             Senior Vice President, Secretary and
                                      President, Secretary    General Counsel of MLAM; Senior Vice
                                      and General Counsel     President of Princeton Services
Philip L. Kirstein..................  Senior Vice President   Senior Vice President of MLAM; Senior
                                                              Vice President, General Counsel,
                                                              Director and Secretary of Princeton
                                                              Services
Ronald M. Kloss.....................  Senior Vice President   Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services
Debra W. Landsman-Yaros.............  Senior Vice President   Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services;
                                                              Vice President of Princeton Funds
                                                              Distributor, Inc.
Stephen M.M. Miller.................  Senior Vice President   Executive Vice President of Princeton
                                                              Administrators; Senior Vice President
                                                              of Princeton Services
Joseph T. Monagle, Jr. .............  Senior Vice President   Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services
Brian A. Murdock....................  Senior Vice President   Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services.
Gregory D. Upah.....................  Senior Vice President   Senior Vice President of MLAM; Senior
                                                              Vice President of Princeton Services


     Mr. Glenn is President and Mr. Burke is Treasurer of all or substantially all of the investment companies described in the following two paragraphs. Mr. Glenn is director of such companies. Messrs. Giordano, Kirstein, and Monagle are officers of one or more of such companies.


     FAM, located at P.O. Box 9011, Princeton, New Jersey 08543-9011, an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund,

Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide DollarVest Fund, Inc.

     MLAM, located at P.O. Box 9011, Princeton, New Jersey 08543-9011, acts as investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc. ("MFD") acts as the principal underwriter for the Registrant and for each of the following open-end investment companies:

          Mercury Gold and Mining Fund of Mercury Asset Management Funds, Inc.; Mercury U.S. Large Cap Fund of Mercury Asset Management Funds, Inc.; Mercury International Fund of Mercury Asset Management Funds, Inc.; Mercury Japan Capital Fund of Mercury Asset Management Funds, Inc.; Mercury Pan-European Growth Fund of Mercury Asset Management Funds, Inc.; Summit Cash Reserves Fund of Financial Institutions Series Trust; Mercury V.I. Pan-European Growth Fund of Mercury Asset Management V.I. Funds, Inc.; Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc.

     A separate division of Princeton Funds Distributor, Inc. acts as the principal underwriter of other investment companies.

     (b) Set forth below is information concerning each director and officer of MFD. The principal business address of each such person is Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Aldrich, Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                                   (2)                           (3)
                 (1)                      POSITIONS AND OFFICES         POSITIONS AND OFFICES
                NAME                       WITH THE DISTRIBUTOR            WITH REGISTRANT
                ----                      ---------------------      ----------------------------
Terry K. Glenn.......................  President and Director        Executive Vice President
Michael G. Clark.....................  Director                      None
Thomas J. Verage.....................  Director                      None
Robert W. Crook......................  Senior Vice President         None
Michael J. Brady.....................  Vice President                None
William M. Breen.....................  Vice President                None
James T. Fatseas.....................  Vice President                None
Debra W. Landsman-Yaros..............  Vice President                None
Michelle T. Lau......................  Vice President                None
Donald C. Burke......................  Vice President and Treasurer  Vice President and Treasurer
Salvatore Venezia....................  Vice President                None
William Wasel........................  Vice President                None
Robert Harris........................  Secretary                     None

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of:

     (1) the registrant, Mercury Asset Management Funds, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536;

     (2) the transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484;

     (3) the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109;

     (4) the investment adviser, Mercury Asset Management International Ltd., 33 King William Street, London EC4R 9AS, England; and

     (5) the sub-adviser and administrator, Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ITEM 29.  MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not party to any management related service contract.

ITEM 30.  UNDERTAKINGS.

     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 27th day of April, 1999.


                                          MERCURY GLOBAL BALANCED FUND OF
                                          MERCURY ASSET MANAGEMENT FUNDS, INC.

                                          Registrant

                                          By:      /s/ JEFFREY M. PEEK
                                            ------------------------------------
                                                 Jeffrey M. Peek, President

     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                     SIGNATURES                                     TITLE                    DATE
                     ----------                                     -----                    ----

                 /s/ JEFFREY M. PEEK                   President and Director           April 27, 1999
-----------------------------------------------------  (Principal Executive Officer)
                  (Jeffrey M. Peek)

                          *                            Executive Vice President and
-----------------------------------------------------  Director
                  (Terry K. Glenn)

                          *                            Treasurer (Principal Financial
-----------------------------------------------------  Accounting Officer)
                  (Donald C. Burke)                    and Vice President

                          *                            Director
-----------------------------------------------------
                   (David O. Beim)

                          *                            Director
-----------------------------------------------------
                  (James T. Flynn)

                          *                            Director
-----------------------------------------------------
                  (W. Carl Kester)

                          *                            Director
-----------------------------------------------------
                 (Karen P. Robards)

              *By: /s/ JEFFREY M. PEEK                                                  April 27, 1999
  ------------------------------------------------
         (Jeffrey M. Peek, Attorney-in-Fact)


* This amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

                                   SIGNATURES


     Mercury Asset Management Master Trust has duly caused this Pre-Effective Amendment to the Registration Statement of Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey on the 27th day of April, 1999.


                                          MERCURY ASSET MANAGEMENT MASTER TRUST

                                          By:      /s/ JEFFREY M. PEEK
                                            ------------------------------------
                                                 Jeffrey M. Peek, President

     This Pre-Effective Amendment to the Registration Statement of Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc., has been signed below by the following persons in the capacities and on dates indicated.


                     SIGNATURES                                     TITLE                    DATE
                     ----------                                     -----                    ----

                 /s/ JEFFREY M. PEEK                   President and Trustee            April 27, 1999
-----------------------------------------------------  (Principal Executive Officer)
                  (Jeffrey M. Peek)

                          *                            Executive Vice President and
-----------------------------------------------------  Trustee
                  (Terry K. Glenn)

                          *                            Treasurer (Principal Financial
-----------------------------------------------------  Accounting Officer)
                  (Donald C. Burke)                    and Vice President

                          *                            Trustee
-----------------------------------------------------
                   (David O. Beim)

                          *                            Trustee
-----------------------------------------------------
                  (James T. Flynn)

                          *                            Trustee
-----------------------------------------------------
                  (W. Carl Kester)

                          *                            Trustee
-----------------------------------------------------
                 (Karen P. Robards)

               *By /s/ JEFFREY M. PEEK                                                  April 27, 1999
  ------------------------------------------------
         (Jeffrey M. Peek, Attorney-in-Fact)


* This amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
 1(e)     --   Articles of Amendment of Registrant
 5(a)     --   Class I Distribution Agreement between Registrant and
               Mercury Funds Distributor, a division of Princeton Funds
               Distributor, Inc.
 5(b)     --   Class A Distribution Agreement between Registrant and
               Mercury Funds Distributor, a division of Princeton Funds
               Distributor, Inc.
 5(c)     --   Class B Distribution Agreement between Registrant and
               Mercury Funds Distributor, a division of Princeton Funds
               Distributor, Inc.
 5(d)     --   Class C Distribution Agreement between Registrant and
               Mercury Funds Distributor, a division of Princeton Funds
               Distributor, Inc.
 8(a)     --   Administration Agreement between Registrant and Fund Asset
               Management, L.P.
 9        --   Opinion and consent of Swidler Berlin Shereff Friedman, LLP, counsel for Registrant.
10        --   Consent of Deloitte & Touche, LLP, independent auditors for the Registrant.
12        --   Certificate of Fund Asset Management, L.P.
13(a)     --   Class A Distribution Plan and Class A Plan Sub-Agreement.
13(b)     --   Class B Distribution Plan and Class B Plan Sub-Agreement.
13(c)     --   Class C Distribution Plan and Class C Plan Sub-Agreement.
15(c)     --   Powers of Attorney for Donald C. Burke